As filed with the Securities and Exchange Commission on July 14, 2021.

1933 Act File No. 33-

1940 Act File No. 811-23716

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

(Check Appropriate Box or Boxes)

☒ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.

☐ Post-Effective Amendment No.

and/or

☒ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☐ Pre-Effective Amendment No.

Equal Access Portfolio LLC

(Exact name of registrant as specified in charter)

(Address and telephone number, including area code, of principal executive offices)

Edward Baker, Manager and Chief Executive Officer

5965 Ashford Ln

Naples, FL 34110

(612) 802-7646

(Name and address of agent for service)

COPIES TO:

William M. Mower

Maslon LLP

3300 Wells Fargo Center

90 South Seventh Street

Minneapolis, MN 55402

Tel: (612) 672-8358

Fax: (612) 642-8358

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☒	when declared effective pursuant to Section 8(c) of the Securities Act.

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).

☐	If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☐	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount to be Registered	Proposed Maximum Offering Price per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Units of Limited Liability Company Interests			$97,000,000	$10,582.70

(1)	Estimated pursuant to Rule 457(o) under the Securities Act of 1933, as amended, solely for the purpose of determining the registration fee.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state or jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED [●], 2021

PRELIMINARY PROSPECTUS

Maximum Offering of 9,700,000 Common Units of Limited Liability Company Interests

Minimum Offering of 300,000 Common Units of Limited Liability Company Interests

Equal Access Portfolio LLC

Common Units of Limited Liability Company Interests

We (the “Fund” or the “Company”) are a newly organized, externally managed, non-diversified closed-end management investment company that intends to elect to be regulated as a closed-end fund, or CEF, under the Investment Company Act of 1940, as amended (the “1940 Act”). As such, we will be required to comply with certain regulatory requirements. We intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code.

We are externally managed by Advisors Equity II, LLC, a Delaware limited liability company (“Advisors Equity” or “AEII” or “Adviser”). Prior to the commencement of this offering, AEII or its affiliate(s) (the “Affiliate(s)”) will be a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Our Adviser will oversee the management of our activities and will have responsibility for making investment decisions with respect to, and providing day-to-day management and administration of, our investment portfolio, as well as provide the administrative services necessary for us to operate. We will also enter into an administration agreement with AEII.

Our investment objective is to generate high levels of capital appreciation and some current income. We seek to achieve our investment objective, through our Adviser, by investing primarily in equity securities issued by private U.S. companies.

We intend to generally focus our investment activities on companies such as, potentially, IMPOSSIBLE Foods, Inc., Space Exploration Technologies Corp. (SpaceX), and Nano-C, Inc., and similarly situated private issuers that our Adviser believes have leading market positions, significant assets or franchise values, strong cash flow, experienced senior management teams and, when applicable, high-quality sponsors. As we work to build and grow our portfolio, we may also make investments in income generating opportunities. See “Risk Factors”.

We are conducting an initial public offering (the “IPO”) of $97 million in common units of limited liability company interests (the “Units”) at an initial offering price of $10.00 per Unit. We will not sell any Units unless we raise IPO gross offering proceeds of at least $3,000,000. If we do not satisfy the minimum offering requirement within one year from the effective date of this prospectus, we will promptly return all funds in the escrow account (including interest), and we will stop offering the Units. We will not deduct any fees or expenses if we return funds from the escrow account.

We plan to invest in private equity securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. If such private equity securities are preferred Units, they would be below investment grade equity securities and would have predominantly speculative characteristics with respect to the issuer’s capacity to pay a preferred income. They may also be difficult to value and may be illiquid.

Units of closed-end funds frequently trade at a discount to their net asset value. If our Units trade at a discount to our net asset value, this may increase the risk to purchasers of our Units that the full value of their investment may not be recovered. Investing in our Units involves significant risks. See “Risk Factors,” beginning on page 18.

This prospectus sets forth concisely important information about us that a prospective investor should know before investing in our Units. Please read this prospectus before investing and keep it for future reference. We will file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission (the “SEC”). The SEC also maintains a website at www.sec.gov that contains such information. This information will also be available free of charge by contacting us at 5965 Ashford Ln, Naples, FL 34110 or by telephone at (239) 227-8406 or our website at [●]. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

Neither the SEC, nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Except as specifically required by the 1940 Act and the rules and regulations promulgated thereunder, the use of forecasts is prohibited and any representation to the contrary and any predictions, written or oral, as to the amount or certainty of any present or future cash benefit or tax consequence which may flow from an investment in our Units is not permitted.

If you purchase Units of the Fund, you will become bound by the terms and conditions of the limited liability company agreement of the Fund (the “LLC Agreement”). A copy of the LLC Agreement has been filed as an exhibit to this Prospectus with the SEC.

Price to the Public(1)	Sales Load(2)	Proceeds to Registrant or Other Persons(3)
Total Minimum	$	$
Total Maximum	$	$
Net Proceeds (before expenses)	$	$

(1)	Assumes all Units are sold at the initial offering price of $ per Unit.

(2)	“Sales Load” includes discounts and commissions of %, See “Compensation of the Underwriters, the Adviser and Certain Non-Affiliates.”

(3)	We estimate that we will incur approximately $ of expenses (approximately % of the gross proceeds) in connection with this offering if the minimum number of Units is sold and approximately $ of expenses (approximately % of the gross proceeds) if the maximum number of Units is sold.

The date of this prospectus is [●], 2021.

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we filed with the SEC for the IPO. Any statement that we make in this prospectus will be modified or superseded by any inconsistent statement made by us in a subsequent prospectus supplement. The registration statement we filed with the SEC includes exhibits that provide more detailed descriptions of the matters discussed in this prospectus. You should read this prospectus and the related exhibits filed with the SEC and any prospectus supplement, together with additional information described below under “Available Information.” In this prospectus, we use the term “day” to refer to a calendar day, and we use the term “business day” to refer to any day other than Saturday, Sunday, a legal holiday or a day on which banks in New York City are authorized or required to close, or any day that the Nasdaq Stock Market is closed for trading.

You should rely only on the information contained in this prospectus. Neither we nor the underwriters have authorized any other person to provide you with different information from that contained in this prospectus. The information contained in this prospectus is complete and accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or sale of our Units. If there is a material change in our affairs, we will amend or supplement this prospectus.

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Statistical and market data used in this prospectus has been obtained from governmental and independent industry sources and publications. We have not independently verified the data obtained from these sources. Forward-looking information obtained from these sources is subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements contained in this prospectus.

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PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider before investing in our Units. To understand this offering fully, you should read the entire prospectus carefully including the section entitled “Risk Factors” before making a decision to invest in our Units.

Unless otherwise noted, the terms “we,” “us,” “our,” the “Company”, the “Fund” and “the CEF” refer to Equal Access Portfolio LLC. In addition, the terms “Fund Manager”, “Adviser” and “AEII” refer to Advisors Equity II, LLC, which serves as our manager and investment adviser.

The Company: Equal Access Portfolio LLC

We are a newly organized, externally managed, non-diversified closed-end management investment company that intends to elect to be regulated as a closed-end fund under the 1940 Act. As such, we will be required to comply with certain regulatory requirements. We intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a regulated investment company, under Subchapter M of the Code.

We are externally managed by AEII. Prior to the commencement of this offering, AEII or its Affiliate will be a registered investment adviser under the Advisers Act. Our Adviser will oversee the management of our activities and will have responsibility for making investment decisions with respect to, and providing day-to-day management and administration of, our investment portfolio. We will also enter into an administration agreement with Advisors Equity LLC (“AE”), which owns our Adviser.

The Fund is a Closed-End Fund seeking to raise funds through the sale of the Units in order to invest in, acquire, hold and/or sell securities of private entities (“Portfolio Securities”).

The offering is open to all investors of all sizes, both large and small investors. We like to think that the fund is “democratizing the private equity space”, currently only available to wealthy investors.

Before this Fund, you had to be a wealthy investor as an institution, a family office, qualified investor or an Accredited Investor, to purchase stock of many pre-IPO, private issuers, whether directly or secondarily from private equity funds. Now, with the Equal Access Portfolio Fund, all investors of any size will have access to purchase interests in certain private company stocks before the private company stock’s IPO when they would otherwise become available for public stock trading.

The Fund investment objective (the “Investment Objective”) is to acquire Portfolio Securities at advantageous prices and to maximize the value of the Fund’s investments, to create and maintain investor wealth by overweighting in private stocks such as, potentially, IMPOSSIBLE Foods stock, SpaceX, and Nano-C stock, if available. The manager’s investment philosophy is to maximize portfolio returns, with an overweight in the highest priority stocks, with the best chances at an IPO in the near future. See “Risk Factors”.

To provide diversification, the Fund will seek to invest in secondary target investments of companies like Instacart, the Elon Musk private company The Boring Company, as well as lesser-known private companies such as Udemy, Stella Diagnostics, Affiliated Wealth Advisors, Instibanc and Instacart. All of these potential investments are subject to availability. See “Risk Factors”.

The Fund may invest up to 25% of investable proceeds in other types of securities which the Fund Manager believes possess the potential for income and capital appreciation.

The Fund will be managed by AEII, a Delaware limited liability company formed in 2020 as an asset management and consulting firm, with the intention to pursue the Investment Objective.

As a closed-end fund, we will be subject to certain regulatory restrictions in negotiating certain investments with entities with which we may be prohibited from doing so with certain affiliates under the 1940 Act.

Capital Contribution by Advisors Equity II, LLC and/or its Affiliate

In [●] 2021, pursuant to a private placement agreement, AEII subscribed to purchase an aggregate of $50,000 worth of our limited liability company interests at $10.00 per unit, representing the offering price in this IPO, net of selling discounts and commissions. AEII and its affiliates will not tender these Units for repurchase as long as AEII remains our investment adviser. There is no current intention for AEII to discontinue in its adviser role.

About Advisors Equity II (“AEII”)

AEII, our investment adviser and manager, is a Delaware limited liability company, formed in 2020. Prior to the commencement of this IPO, AEII or its Affiliate will be registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. Our Adviser has no operating history. Edward Baker will lead the senior management team of AEII. Our adviser, AEII, is owned by AE, a Delaware limited liability company formed in 2018, operating as a private equity fund with a similar investment strategy for Accredited Investors as the Fund will operate for all-size investors.

AEII’s senior management team has significant experience in securities portfolio management, administration of investment advisory firms and investment products and has developed an expertise in using all levels of a firm’s capital structure to produce capital-appreciation and income-generating investments, while focusing on risk management. The team also has extensive knowledge of the managerial, operations and regulatory requirements of publicly registered Regulated Investment Companies (“RICs”) and asset entities, such as mutual funds. AEII will retain additional investment professionals and personnel as our activities expand. See “Investment Objectives and Strategy—About AEII.” We believe the active and ongoing participation by AEII in the investment administration, and the depth of experience and disciplined investment approach of AEII’s management team, will allow AEII to successfully execute our investment strategy. See “Management” for biographical information regarding AEII’s senior management team.

All investment decisions require the recommendation of our investment committee, which is currently composed of Edward Baker and 2 independent members (To Be Named) and (To Be Named) (the “Investment Committee”) and must be approved by the majority of our board of managers. Our board of managers, including a majority of independent managers, oversees and monitors our investment performance and beginning with the second anniversary of the effective date of the Investment Advisory Agreement (as defined below), will annually review the compensation we pay to AEII to determine that the provisions of the Investment Advisory Agreement are carried out. See “Investment Advisory Agreement” for more information, including information regarding the termination provisions of the Investment Advisory Agreement.

AEII is a privately held, Florida headquartered investment management company. Edward Baker leads AEII, and has more than three decades of investment adviser, banking, trust company and portfolio management experience, managing portfolio assets representing over $3 billion in net asset value.

Pursuant to an administration agreement, AEII furnishes us with office facilities and equipment, and clerical, bookkeeping and record keeping services. AEII also oversees our financial records and prepares our reports to Members and reports filed with the SEC. In addition, AEII performs the calculation and publication of our net asset value and oversees the preparation and filing of our tax returns, the payment of our expenses and the performance of various third-party service providers.

Investors’ Opportunity

Any size investor will have access to our Closed-End Fund operating as a Private Equity Fund. We like to think that the fund is “democratizing the private equity space”, currently only available to wealthy investors.

Before this Fund, you had to be a wealthy investor as an institution, a family office, qualified investor or an Accredited Investor, to purchase stock of many pre-IPO , private issuers, whether directly or secondarily from private equity funds. Now, with the Equal Access Portfolio Fund, all investors of any size will have access to purchase interests in certain private company stocks before the private company stock’s IPO when they would otherwise become available for public stock trading.

Market Opportunity

We believe that today’s consistent, favorable growth dynamics makes the current market environment prime for investing in private equities of such companies like plant-based food producer IMPOSSIBLE Foods, SpaceX, the rocket manufacturers and global internet provider and Nano-C, the carbon materials provider for cell phones, solar panels, semiconductors, and car batteries, if available.

The following set forth the key reasons the Company is pursuing this investment strategy of one target private company stock, IMPOSSIBLE Foods:

●	Large and Growing Target Market - According to data gathered from UBS, the plant-based meat products industry is expected to grow to $85 billion by 2030. Sales in 2018 were about $4.6 billion. The massive growth in TAM will allow companies such as IMPOSSIBLE to capture the accelerating growth.

●	Shifting Consumer Behavior – As the world moves toward more sustainable and healthy living choices, a new market opportunity in the plant-based was created. IMPOSSIBLE sits at the core of this massive trend. We believe more and more people will opt for healthier and sustainable methods of food thus driving the value of companies in this sector further up. The company’s burgers combine ingredients like fats, amino acids and vitamins to create raw meat from plants that delivers the texture and aroma of conventional beef, enabling consumers to access an alternative to conventional meat and dairy products.

IMPOSSIBLE wins all taste and texture tests. In 2020 IMPOSSIBLE established thousands of new distribution sites, to now include national brands of Target, Walmart, Kroger, Publix, Albertsons, Trader Joes, Burger King and Starbucks Coffee Shops.

●	Attractive Relative Value Proposition – We believe that the targeted “plant-based” producer IMPOSSIBLE Foods represents an outstanding investment opportunity for the Fund. To provide diversification, the Fund will invest in target investments of other companies like, Elon Musk’s private companies of SpaceX and The Boring Company, as well as Nano-C and lesser-known private companies such as Udemy, Stella Diagnostics, Affiliated Wealth Advisors, Instibanc and Instacart. We expect our targeted firms will have long track records of consistent earnings growth and high client retention rates that will provide the Fund with consistent and predictable sources of capital appreciation for its investors. As these industries continues to grow, the capital appreciation generated by the underlying portfolio companies will also continue to increase.

Competitive Strengths:

AEII has the following competitive advantages in the closed-end fund’s target markets:

●	Experienced Investment Team - The Adviser and AEII’s senior management team have decades of collective experience, and members of the Adviser have invested through multiple business climates, credit cycles and throughout capital structures. Further, throughout their careers, AEII’s team has developed networks with a wide range of business, banking, legal and other professionals that will provide the closed-end fund with: (i) significant deal flow; and (ii) additional expertise relating to the structuring, origination, evaluation, and monitoring of the closed-end fund’s investments.

We believe that the breadth and depth of the investment team’s experience to source, structure, execute and monitor portfolio company investments provides the Adviser with significant experience with which to manage and grow the Company. Through their careers as senior bankers and investment managers at preeminent financial institutions, members of the Adviser have participated in hundreds of investment transactions, aggregating billions of dollars of invested capital, over the last 30 years.

●	Rapid, Accelerating Target Market - The Fund will initially target “plant-based” meat product producer IMPOSSIBLE, with a target market expected to be $85 billion by 2030. The products IMPOSSIBLE Foods sells are considered “sticky”, due to the sustainable repeat business of its customers. The plant- based meat industry is one of the most innovative industries in the world, changing how we make and eat food. This rapid change in consumer behavior has created massive potential in the plant-based food market.

●	Platform of Innovation - To provide diversification, the Fund will invest in similarly situated target investments such as Nano-C, Instacart and the Elon Musk founded private companies of SpaceX and The Boring Company, as well as lesser-known private companies such as Udemy, Stella Diagnostics, Affiliated Wealth Advisors and Instibanc. Plus, the Fund may invest up to 25% of investable proceeds in other types of securities which the Fund Manager believes possess the potential for income and capital appreciation.

Characteristics of and Risks Related to Investments in Private Companies

We intend to invest primarily in the equity of companies such as, potentially, IMPOSSIBLE Foods and other similarly situated private companies, which pose significantly greater risks than investments in public companies. See “Risk Factors”. First, private companies have reduced access to the capital markets, resulting in diminished capital resources and ability to withstand financial distress. As a result, these companies may present greater credit risk than public companies. Second, the investments themselves may often be illiquid. The securities of many of the companies in which we intend to invest are not publicly traded or actively traded on the secondary market. In addition, such securities may be subject to legal and other restrictions on resale. As such, we may have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. These investments also may be difficult to value because little public information generally exists about private companies, requiring an experienced due diligence team to analyze and value the potential portfolio company. Finally, these companies often may not have third-party audited or reviewed financial statements. We must therefore rely on the ability of AEII to obtain adequate information through its due diligence efforts to evaluate the creditworthiness of, and risks involved in, investing in these companies, and to determine the optimal time to exit an equity investment, if this type of action becomes warranted. These companies and their financial information will also generally not be subject to the Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act, and other rules and regulations that govern public companies that are designed to protect investors.

Investment Strategy

The Fund is to invest in, acquire, hold and/or sell securities of private entities (“Portfolio Securities”). The offering is open to all investors of any income or net worth size.

The Fund investment objective (the “Investment Objective”) is to acquire Portfolio Securities at advantageous prices and to hold and then liquidate such securities to maximize value, and to create and maintain investor wealth by overweighting in private stocks such as, potentially, IMPOSSIBLE Foods stock, SpaceX stock and Nano-C stock. The manager’s investment philosophy is to maximize portfolio returns, with an overweight in the highest priority stocks, those with the best chances in the near future at an IPO. See “Risk Factors”.

To provide diversification, the Fund will seek to invest in secondary target investments of companies like Instacart, the Elon Musk founded private company The Boring Company, as well as lesser-known private companies such as Udemy, Stella Diagnostics, Affiliated Wealth Advisors and Instibanc.

The Fund may invest up to 25% of investable proceeds in other types of securities which the Fund Manager believes possess the potential for income and capital appreciation.

The Fund will be managed by AEII, a Delaware limited liability company formed in 2020 as an asset management and consulting firm, with the intention to pursue the Investment Objective.

We believe that a critical and differentiating factor of our investment strategy is our ability to conduct detailed operational and strategic due diligence from the point of view of an owner and operator in addition to strong fundamental and detailed analysis from the point of view of a financial investor. We believe that this analytical approach, which couples a deep understanding of a company’s income and cash flow statements and the opportunities and risks associated with it, with a comprehensive analysis, facilitates an investment discipline that is biased towards stronger and more stable companies. We believe the broad operating experience and skills of our Adviser’s investment team complement and enhance our extensive asset management experience.

Risk Factors

An investment in our Units involves a high degree of risk and may be considered speculative. You should carefully consider the information found in “Risk Factors” before deciding to invest in our Units. The following are some of the risks of investing in our Units:

●	We are a new company and have no operating history on which to evaluate the likelihood of our success, and AEII has no prior experience managing a closed-end fund or a RIC.

●	We may have difficulty in acquiring the “high profile” portfolio investments of IMPOSSIBLE Foods, SpaceX and other private issuers listed in this prospectus. We have only identified targeted initial portfolio investments for approximately 60% of the net proceeds of this IPO, assuming the maximum amount of Units are sold. We have not identified specific investments to target that we will make with the remaining proceeds, and you will not have the opportunity to evaluate our investments prior to purchasing our Units.

●	Subject to applicable law, our board of managers may change our operating policies and strategies without prior notice or Member approval, the effects of which may be adverse to our results of operations and financial condition.

●	Our ability to achieve our investment objective depends on the ability of AEII to manage and support our investment process. If AEII were to lose any of their respective members of their senior management team, our ability to achieve our investment objective would be significantly harmed.

●	Capital markets may experience periods of disruption and instability and we cannot predict when these conditions will occur. Such market conditions will likely materially and adversely affect equity capital markets in the United States and abroad, which could have a negative impact on the business, financial condition and results of operations of the companies in which we invest and the Fund.

●	A significant portion of our investment portfolio will be recorded at fair value as determined in good faith by our board of managers, relying on third party valuations and appraisals and, as a result, there may be some uncertainty as to the value of our portfolio investments, and such evaluations and appraisals may not turn out to be accurate.

●	The amount of any distributions we may make is uncertain. Our distributions may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from this IPO. Therefore, portions of the distributions that we make may represent a return of capital to you for tax purposes that will lower your tax basis in your Units and reduce the amount of funds we have for investments in targeted areas.

●	If we internalize our management functions, your interest in us could be diluted, and we could incur other significant costs associated with being self-managed.

●	Our investments in prospective portfolio companies are risky, there is not a guarantee that such investments will be profitable, and we could lose all or part of our investments.

●	Investments in private companies pose certain incremental risks as compared to investments in public companies.

●	If we borrow money, the potential for loss on amounts invested in us will be magnified and may increase the risk of investing in us. Borrowed money may also adversely affect the return on our assets, reduce cash available for distribution to our investor Members, and result in losses.

●	We may be obligated to pay the Adviser incentive compensation even if we incur a loss and may pay more than 20% of our net capital gains because we cannot recover compensation payments made in previous years.

●	We may be obligated to pay AEII incentive compensation even if we incur a net loss due to a decline in the value of our portfolio.

●	The compensation we pay to AEII was determined without independent assessment on our behalf, and these terms may be less advantageous to us than if they had been the subject of arm’s-length negotiations.

●	Regulations governing our operation as a closed-end fund may limit our ability to, and the way in which we raise additional capital, which could have a material adverse impact on our liquidity, financial condition and results of operations.

●	If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a closed-end fund or be precluded from investing according to our current business strategy.

●	We will be subject to corporate-level income tax if we are unable to qualify as a RIC under Subchapter M of the Code or to satisfy RIC distribution requirements.

●	Investing in our Units involves a high degree of risk.

●	The net asset value of our Units may fluctuate significantly.

Use of Proceeds

We intend to use substantially all of the net offering proceeds from this offering to make investments in accordance with our Investment Objective and the investment strategies described in this prospectus. We anticipate that the remainder of net offering proceeds will be used for working capital and general corporate purposes, including payment of operating expenses. However, we have not established limits on the use of proceeds from this offering. There can be no assurance that we will be able to sell all of the Units we are registering in this offering. If we only sell the minimum portion of the Units registered, we may be unable to achieve our future Investment Objective or allocate our investment portfolio among various issuers without an additional offering to raise additional capital. Pending investment of the net offering proceeds, we intend to invest the net proceeds of the IPO primarily in cash, cash equivalents or short-term securities consistent with our closed-end fund election and our intention to elect to be taxed as a RIC. See “Use of Proceeds.”

Distribution Policy

Subject to our board of managers’ discretion and applicable legal requirements, we expect to authorize and declare cash distributions on an annual basis and pay such distributions on an annual basis beginning as soon as sufficient cash for such distributions exist. From time to time, we may also pay interim special distributions, at the discretion of our board of managers.

Our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from this IPO. As a result, a portion of the distributions we make may represent a return of capital for tax purposes. A return of capital is a return of your investment, rather than a return of earnings or gains derived from our investment activities and will be made after deduction of the fees and expenses payable in connection with the IPO, including any fees payable to AEII. A Member will not be subject to immediate taxation on the amount of any distribution treated as a return of capital to the extent of the Member’s basis in its Units; however, the Member’s basis in its Units will be reduced (but not below zero) by the amount of the return of capital, which will result in the Member recognizing additional gain (or a lower loss) when the Units are sold. To the extent that the amount of the return of capital exceeds the Member’s basis in its Units, such excess amount will be treated as gain from the sale of the Member’s Units. A Member may recognize a gain from the sale of his/her Units even if the Member sells the Units for less than the original purchase price. Each distribution estimated by us to contain any element of capital gain or return of capital will be accompanied by an estimate of the sources of such distribution. In addition, each year, a statement on Form 1099-DIV identifying the sources of the distributions will be mailed to our Members. There can be no assurance that we will be able to pay distributions at a specific rate or at all. See “Material U.S. Federal Income Tax Considerations.”

We intend to make our distributions in the form of cash, out of assets legally available for such purpose, unless Members elect to receive their distributions in the form of additional Units pursuant to our distribution reinvestment plan. Any distributions reinvested under the plan will nevertheless remain taxable to U.S. Members. If Members hold Units in the name of a broker or financial intermediary, they should contact the broker or financial intermediary regarding their election to receive distributions in the form of additional Units.

On an annual basis, we will send information to all Members of record regarding the sources of distributions paid to our Members in such annually.

Distribution Reinvestment Plan

Prior to the IPO, the Company will adopt a Dividend Reinvestment Plan (the “Plan”), in which distributions of dividends and capital gains are automatically reinvested by Members to purchase additional Units of the Company. The Plan will be managed by the Company’s transfer agent. Every registered Member will be automatically enrolled in the Plan unless they opt out. Members who do not participate in the Plan will receive all distributions in cash. For further information, see the “Distribution Reinvestment Plan” section of this prospectus.

Advisory Fees

AEII will be compensated for its management services similar to the compensation for a private equity firm offering the similar services to wealthy investors.

Pursuant to an investment advisory agreement between the Company and AEII (the “Investment Advisory Agreement”), after the sale of the minimum amount of Units in the IPO, AEII will become entitled to a fee consisting of two components—a base management fee and an incentive fee based on our performance. The base management fee will be calculated at an annual rate of 2.0% of our gross invested assets, to include portfolio companies and securities invested and will be payable quarterly, based on a third-party evaluation of the prior quarter.

The incentive fee will consist of two parts. The first part, which we refer to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears, and is equal to 2% of the “pre-incentive fee net investment income” for the immediately preceding quarter.

The second part of the incentive fee, which we refer to as the incentive fee on capital gains, will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement). This fee will equal 20% of our incentive fee capital gains, which will equal our realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. We will accrue for the capital gains incentive fee, which, if earned, will be paid annually. We will accrue the capital gains incentive fee based on net realized and unrealized gains; however, under the terms of the Investment Advisory Agreement that we will enter-into with AEII, the fee payable to AEII will be based on realized gains and no such fee will be payable with respect to unrealized gains unless and until such gains are actually realized.

Our board of managers, including a majority of the independent managers, oversees and monitors our investment performance and beginning with the second anniversary of the date of the Investment Advisory Agreement, will annually review the compensation we pay to AEII.

Administration

AEII will be reimbursed for administrative expenses it incurs on our behalf. See “Administration Agreement.”

From time to time, we anticipate that the Adviser may also provide us administrative services pursuant to the Investment Advisory Agreement. The agreement provides for our payment of certain administrative expenses related to administrative services, as well as personnel and related employment direct costs and overhead, at the actual cost of such services. See “Investment Advisory Agreement”.

Conflicts of Interest

AEII will have certain conflicts of interest in connection with the management of our business affairs, including, but not limited to, the following:

●	The compensation payable by us to AEII will be approved by our board of managers consistent with the exercise of the requisite standard of care applicable to managers under Delaware law. Such compensation will be payable, in most cases, whether or not our Members receive distributions and may be based in part on the value of assets acquired with leverage.

●	Regardless of the quality of assets acquired, the services provided to us or whether we pay distributions to our Members, AEII is entitled to receive compensation pursuant to the Investment Advisory Agreement.

●	AEII is restricted from forming additional public investment funds, entering into other investment advisory relationships or engaging in other business activities with public funds, if such activities may be in competition with us and/or not involve our closed-end fund. AEII does manage and will continue to manage private investment funds that involve many of the same securities as the Fund.

●	To the extent permitted by the 1940 Act and SEC staff interpretations, AEII may determine it appropriate for us to participate in an investment opportunity, subject to approval by the Company’s board of managers.

●	From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, AEII may invest in the companies in which the Company invests.

Reports to Members

Within 60 days after the end of each fiscal quarter, we will distribute our quarterly report on Form 10-Q to all Members of record. In addition, within 120 days after the end of each fiscal year, we will distribute our annual report on Form 10-K to all Members of record. These reports will be available on our website at [●] and on the SEC’s website at www.sec.gov. These reports should not be considered a part of or as incorporated by reference in this prospectus, or the registration statement of which this prospectus is a part, unless the prospectus or the registration statement is specifically amended or supplemented to include such reports.

On a quarterly basis, we will send information to all Members of record regarding the sources of distributions paid to our Members in such quarter.

Taxation

We intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our Members. To qualify for and maintain our qualification as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements and distribute to our Members, each taxable year, at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Material U.S. Federal Income Tax Considerations.”

Corporate Information

Our administrative offices are located at 116 South Franklin Street, Rocky Mount, NC 27804. Our telephone number at the administrative office is (252) 984-3800 and our fax number is (252) 442-4226. Additional information about us may be obtained at [●], but the contents of that site are not incorporated by reference in or otherwise a part of this prospectus.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly as an investor in the IPO. We caution you that some of the percentages indicated in the table below are estimates and may vary. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than those shown below. The expenses shown in the table under “estimated annual expenses” are based on estimated amounts for our current fiscal year and assume that we sell the minimum ( ) and maximum ( ) amount of Units offered in this IPO. Daily estimated average net assets is calculated by starting with the prior quarter end net asset value and adjusting for capital activity during the quarter, for example, by adding amounts to reflect dividend reinvestment plan share issuances. Our leverage may vary periodically depending on market conditions, our portfolio composition and our Adviser’s assessment of risks and returns. However, our total borrowings are limited so that our asset coverage ratio cannot fall below 200%, as determined in accordance with the 1940 Act. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us,” the “Company” or “AEII” or says that “we” will pay fees or expenses, you will indirectly bear these fees or expenses as an investor in AEII.

Member transaction expenses:
Sales load (as a percentage of offering price)	8.00	%(1)
Offering expenses (as a percentage of offering price)	2.00	%(2)
Dividend reinvestment plan expenses	—	%(3)

Estimated annual expenses (as a percentage of net assets attributable to Units):
Management Fee payable under the Investment Advisory Agreement	2.00	%(4)
Incentive Fee payable under the Investment Advisory Agreement (17.5% of investment income and capital gains	2.36	%(5)
Interest payments on borrowed funds	0.00	%(6)
Other expenses	1.43	%(7)(8)

Total annual expenses	5.79	%(8)

(1)	The sales load (underwriting discount) with respect to our Units sold in this offering, which is a one-time fee which may be paid to the underwriters, is the only sales load paid in connection with this offering. The 8.00% sales load represents the maximum sales load we could pay and includes a base sales load of 7.50% and an additional 0.50% sales load we may elect to pay in our sole discretion, depending on the performance of the underwriters. If we do not elect to pay the 0.50% discretionary sales load, our net proceeds from this offering will be higher.

(2)	Amount reflects estimated offering expenses of approximately $1.0 million.

(3)	The expenses of the dividend reinvestment plan are included in “other expenses” in the table above. For additional information, see “Dividend Reinvestment Plan.”

(4)	The Management Fee is 2.0% of our gross portfolio assets (excluding cash and cash equivalents). We may from time to time decide it is appropriate to change the terms of our Investment Advisory Agreement. Under the 1940 Act, any material change to our Investment Advisory Agreement must be submitted to Members for approval. See “Management and Other Agreements—Investment Advisory Agreement; Administration Agreement; License Agreement.”

The Management Fee reflected in the table is calculated by determining the ratio that the Management Fee bears to our net assets attributable to Units (rather than our gross assets). The estimate of our Management Fee referenced in the table is based on our gross portfolio assets (excluding cash and cash equivalents) as of

(5)	We may have capital gains and interest income that could result in the payment of an Incentive Fee to the Adviser in the first year after completion of this offering. The Incentive Fee payable to the Adviser is based on our performance and will not be paid unless we achieve certain goals.

The Incentive Fee consists of two parts:

The first component, payable at the end of each quarter in arrears, equals 100% of the pre- Incentive Fee net investment income in excess of a 1.75% quarterly “hurdle rate” until the Adviser has received 17.5% of the total pre-Incentive Fee net investment income for that quarter and, for pre-Incentive Fee net investment income in excess of 1.82% quarterly, 17.5% of all remaining pre-Incentive Fee net investment income for that quarter.

The second part is determined and payable in arrears as of the end of each calendar year in an amount equal to a weighted percentage of our realized capital gains, if any, on a cumulative basis as between our inception to the end of the quarter in which this IPO is completed at 20.0%, less cumulative realized capital losses, unrealized capital depreciation and net of the aggregate amount of any previously paid capital gains Incentive Fee for prior periods. We accrue, but do not pay, a capital gains Incentive Fee with respect to unrealized appreciation because a capital gains Incentive Fee would be owed to the Adviser if we were to sell the relevant investments and realize a capital gain.

See “Management and Other Agreements—Investment Advisory Agreement; Administration Agreement; License Agreement”

(6)	This is an estimate of potential interest payments, if we did borrow funds from time to time to make investments to the extent we determine that the economic situation is conducive to doing so. Our Members indirectly bear the costs of borrowings under any debt instruments we may enter-into.

(7)	Includes our overhead expenses, such as payments under the Administration Agreement for certain expenses incurred by the Adviser. See “Management and Other Agreements— Investment Advisory Agreement; Administration Agreement; License Agreement.” We based these expenses on estimated amounts for the current fiscal year.

(8)	Estimated.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in our Units. In calculating the following expense amounts, we have assumed we would have no additional leverage and that our annual operating expenses would remain at the levels set forth in the table above. The Incentive Fee payable in the example below assumes that the Incentive Fee is 20.0% for all relevant periods. Transaction expenses are included in the following example.

	1 year	3 years	5 years	10 years
Investors would pay the following expenses on a $1,000 investment, assuming a 5% annual return from realized capital gains	$164	$313	$451	$756

The foregoing table is to assist you in understanding the various costs and expenses that an investor in our Units will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in an annual return greater or less than 5%. Because the income portion of the Incentive Fee under the Investment Advisory Agreement is unlikely to be significant assuming a 5% annual return, the example assumes that the 5% annual return will be generated entirely through the realization of capital gains on our assets and, as a result, will trigger the payment of the capital gains portion of the Incentive Fee under the Investment Advisory Agreement. The income portion of the Incentive Fee under the Investment Advisory Agreement, which, assuming a 5% annual return, would either not be payable or have an immaterial impact on the expense amounts shown above, is not included in the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an Incentive Fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, under certain circumstances, reinvestment of dividends and other distributions under our dividend reinvestment plan may occur at a price per Unit that differs from net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

COMPENSATION OF THE UNDERWRITERS, THE ADVISER AND
CERTAIN NON-AFFILIATES

The underwriters will receive compensation and reimbursement for services relating to this IPO, and we will compensate AEII for the investment and management of our assets for administrative services. The most significant items of compensation, fees, expense reimbursements and other payments that we expect to pay to these entities, their affiliates and certain non-affiliates are included in the table below. The selling discounts and commissions may vary for different categories of purchasers. See “Plan of Distribution.” This table assumes the Units are sold through distribution channels associated with the highest possible selling discounts and commissions. For illustrations of how the base management fee, the subordinated incentive fee on income and the incentive fee on capital gains are calculated, see “Investment Advisory Agreement — Incentive Fee.”

Type of Compensation	Determination of Amount	Estimated Amount for Maximum Offering ($97 Million)(1)	Estimated Amount for Minimum Offering ($3 Million)(6)
Sales Load
Selling discounts and commissions(2)	Up to % of gross offering proceeds; all selling discounts and commissions are expected to be re-allowed to selected, unaffiliated broker-dealers.	$	$

Type of Compensation	Determination of Amount	Estimated Amount for Maximum Offering ($97 Million)(1)		Estimated Amount for Minimum Offering ($3 Million)(6)
Reimbursement to Our Adviser
Other organization and offering expenses(3)	We will reimburse AEII and/or one or more of its affiliates for the organization and offering costs it has incurred on our behalf only to the extent that the reimbursement would not cause the selling discounts and commissions, and the other organization and offering expenses borne by us to exceed 15.0% of the gross offering proceeds as the amount of proceeds increases, in accordance with the rules and regulations of the Financial Industry Regulatory Authority, Inc. Based on our current estimate, we estimate that these expenses would be approximately $ million, or % of the gross offering proceeds, if we use the maximum amount offered ($97,000,000), or % of the gross offering proceeds, if we use the minimum amount offered ($3,000,000).	$		$

Advisory Fees
Base management fee	The base management fee will be calculated at an annual rate of 2% of our gross assets, excluding cash and cash equivalents, and payable quarterly in advance. The base management fee may or may not be taken in whole or in part at the discretion of AEII. All or any part of the base management fee not taken as to any quarter will be deferred without interest and may be taken in any such other quarter prior to the occurrence of a liquidity event as AEII may determine.		$		$

Type of Compensation	Determination of Amount	Estimated Amount for Maximum Offering ($97 Million)(1)	Estimated Amount for Minimum Offering ($3 Million)(6)
Subordinated incentive fee on income	The subordinated incentive fee on income will be calculated and payable quarterly in arrears based upon our “pre-incentive fee net investment income” for the immediately preceding quarter, and be subject to a hurdle rate, measured quarterly and expressed as a rate of return on adjusted capital at the beginning of the most recently completed calendar quarter, of 1.75% (7.0% annualized), subject to a “catch up” feature.(4) No subordinated incentive fee on income will be payable in any calendar quarter in which pre-incentive fee net investment income does not exceed the hurdle rate of 1.75% on adjusted capital. For any calendar quarter in which pre-incentive fee net investment income is greater than the quarterly hurdle rate, but less than or equal to 2.1875%, the subordinated incentive fee on income will equal the amount of pre-incentive fee net investment income in excess of the quarterly hurdle rate. This portion of the subordinated incentive fee is referred to as the catch-up(5) and provides an increasing fee, equal to 100% of the pre-incentive fee net investment income, between a 1.75% to a 2.1875% quarterly return on adjusted capital. For any calendar quarter in which the pre-incentive fee net investment income exceeds 2.1875% of adjusted capital, the subordinated incentive fee on income will equal 20% of pre-incentive fee net investment income. For purposes of this fee, adjusted capital will mean cumulative gross proceeds generated from issuances of our Units (including our distribution reinvestment plan) reduced for distributions to investors that represent a return of capital.	These amounts cannot be estimated since they are based upon the performance of our assets. We have not yet commenced operations and have no prior performance. The amount of any subordinated incentive fee on income will be reported by us in our quarterly and annual financial statements filed with the SEC under the Exchange Act.	These amounts cannot be estimated since they are based upon the performance of our assets. We have not yet commenced operations and have no prior performance. The amount of any subordinated incentive fee on income will be reported by us in our quarterly and annual financial statements filed with the SEC under the Exchange Act.

Type of Compensation	Determination of Amount	Estimated Amount for Maximum Offering ($97 Million)(1)	Estimated Amount for Minimum Offering ($3 Million)(6)
Incentive fee on capital gains	An incentive fee on capital gains will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement) and will equal 20% of our realized capital gains on a cumulative basis from inception, calculated as of the application period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees on capital gains.	These amounts cannot be estimated since they are based upon the performance of our assets. We have not yet commenced operations and have no prior performance. The amount of any incentive fee on capital gains will be reported by us in our quarterly and annual financial statements filed with the SEC under the Exchange Act	These amounts cannot be estimated since they are based upon the performance of our assets. We have not yet commenced operations and have no prior performance. The amount of any incentive fee on capital gains will be reported by us in our quarterly and annual financial statements filed with the SEC under the Exchange Act

Other Expenses
Other operating expenses	We will reimburse the expenses incurred by AEII in connection with its provision of administrative services to us, including the compensation payable by AEII to our chief financial officer and chief compliance officer, and their respective staffs, and other administrative personnel of AEII. We will not reimburse for personnel costs in connection with services for which AEII receives a separate fee. In addition, we will not reimburse AEII for (i) rent or depreciation, capital equipment or other costs of its own administrative items, or (ii) salaries, fringe benefits, travel expenses and other administrative items incurred or allocated to any person with a controlling interest in AEII.	We have estimated these annual expenses to be approximately $[●]. Actual amounts may be lower or higher.	We have estimated these annual expenses to be approximately $[●]. Actual amounts may be lower or higher.

(1)	Assumes the maximum amount of Units are sold at the initial offering price of $10.00 per Unit with no reduction in selling discounts and commissions.

(2)	The selling discounts and commissions may be reduced or waived in connection with certain categories of sales, such as sales for which a volume discount applies, sales through investment advisers or banks acting as trustees or fiduciaries and sales to our affiliates. No selling discounts or commissions will be paid in connection with issuances pursuant to our distribution reinvestment plan. Includes expenses incurred for marketing and training and educational meetings and generally coordinating the marketing process for the sale of our Units.

(3)	The organization and offering expense reimbursement consist of costs incurred by AEII and certain of its affiliates, which includes AEII, on our behalf for legal, accounting, printing and other offering expenses in registering our Units, which include certain marketing costs. Our payment of organization and offering costs is approximately 1.5% of our gross proceeds from this offering. Under the terms of the Investment Advisory Agreement, after we meet the minimum offering requirement, AEII and certain of our affiliates, which includes AEII, will become entitled to receive reimbursement of up to 1.5% of the gross proceeds raised until all organization and offering costs have been reimbursed. Except for this provision in the Investment Advisory Agreement, there is no other agreement regarding the payment of the organization and offering costs by AEII or our reimbursement of any organization and offering costs funded by AEII. The decision to fund our organization and offering expenses and the decision to seek reimbursement for such expenses is solely at the discretion of AEII. As a result, we may or may not be requested to reimburse any costs funded by AEII.

(4)	A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the subordinated incentive fee hurdle rate and may result in an increase in the amount of incentive fees payable to AEII.

(5)	As the quarterly pre-incentive fee net investment income rises from 1.75% to 2.1875%, the “catch-up” feature allows AEII to recoup the fees foregone as a result of the existence of the investor’s quarterly return. Certain of the advisory fees payable to AEII are not based on the performance of our investments. See “Investment Advisory Agreement” and “Certain Relationships and Related Party Transactions” for a more detailed description of the fees and expenses payable to AEII and its affiliates and the conflicts of interest related to these arrangements.

(6)	Assumes the minimum amount of Units are sold at the initial offering price of $10.00 per Unit with no reduction in selling discounts or commissions.

Certain of the advisory fees payable to AEII are not based on the performance of our investments. See “Investment Advisory Agreement” and “Certain Relationships and Related Party Transactions” for a more detailed description of the fees and expenses payable to AEII.

QUESTIONS AND ANSWERS ABOUT THIS OFFERING

Set forth below are some of the more frequently asked questions and answers relating to our structure, our management, our business and an offering of this type. See “Prospectus Summary” and the remainder of this prospectus for more detailed information about our structure, our business, and this offering.

Q:	What is Equal Access Portfolio LLC?

A:	The Fund is an externally managed, non-diversified closed end management investment company that will be structured as a “closed-end fund” and intends to be taxed as a regulated investment company (“RIC”). The Fund intends to focus investments to carry an over-weighting of up to a majority of the portfolio on shares of private issuer companies such as, potentially, IMPOSSIBLE Foods, SpaceX and Nano-C. Other secondary holdings will be held in lesser-known other private companies.

Q:	What is a “closed-end fund”?

A:	The Fund is a closed-end fund and closed-end funds are subject to only certain provisions of the 1940 Act, as well as the Securities Act of 1933, as amended (the “Securities Act”) and the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). Closed-end funds make investments in private or smaller public companies, with the goal of generating current income and/or capital growth. Closed end funds can be internally or externally managed and qualify to elect to be taxed as RICs for federal income tax purposes.

Q:	What is a “RIC”?

A:	A RIC is a regulated investment company under Subchapter M of the Code. A RIC generally does not have to pay corporate-level federal income taxes on any income that it distributes to its Members from its taxable earnings and profits. To qualify as a RIC, a company must, among other things, meet certain source-of-income and asset diversification requirements. In addition, to obtain RIC tax treatment, a company must distribute to its Members, for each taxable year, at least 90% of its “investment company taxable income,” which is generally its net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. See “Material U.S. Federal Income Tax Considerations” for more information regarding RICs.

Q:	Who will choose which investments to make?

A:	All investment decisions require the recommendation of our investment committee, which is currently comprised of Edward Baker and independent managers (TO BE NAMED) and (TO BE NAMED) (the “Investment Committee”), and the approval of a majority of our board of managers. Our board of managers, including a majority of independent managers, oversees and monitors our investment performance and, beginning with the second anniversary of the effective date of the Investment Advisory Agreement, will annually review the compensation we pay to AEII to determine that the provisions of the Investment Advisory Agreement are carried out. At such time, our board of managers also will determine whether to renew the respective agreements with AEII.

Q:	What happens if you do not raise a minimum of $3 million in this IPO?

A:	We will not consummate the sale of any Units in this IPO unless we sell a minimum of $3 million in Units by [●], 2022 (one year from the date of this prospectus). Purchases by our managers, officers and any affiliates of us, AEII or AE will count toward meeting this minimum threshold. If we meet the minimum offering amount requirement, the proceeds held in escrow, plus interest, will be released to us. In [●], 2021, pursuant to a private placement, AEII and its affiliates subscribed to purchase an aggregate of $50,000 of our Units for $10 per Unit, representing the offering price per Unit in this IPO, net of selling discounts and commissions. AEII or its affiliates may not tender these Units for repurchase as long as AEII remains our investment adviser. There is no current intention for either AEII or AE to discontinue in their respective roles.

Q:	Will I receive a Unit certificate?

A:	No. Our board of managers has authorized the issuance of our Units without certificates. We intend to list our Units on the Nasdaq Stock Market within 12 months after the minimum amount of Units ( 300,000 Units) are issued in this IPO, although there is no assurance we will meet the listing requirements or otherwise qualify for such listing. See “Risk Factors—Risks Relating to an Investment in Our Units. We anticipate that all our Units will be issued in book-entry form only. The use of book-entry registration protects against loss, theft or destruction of unit certificates, reduces the offering costs and facilitates easier trading of Units when you desire to sell or transfer your Units.

Q:	Can I invest through my IRA, SEP or after-tax deferred account?

A:	Yes, subject to the suitability standards. An approved trustee must process and forward to us subscriptions made through IRAs, Keogh plans and 401(k) plans. In the case of investments through IRAs, Keogh plans and 401(k) plans, we will send the confirmation and notice of our acceptance to the trustee. Please be advised that in purchasing Units, custodians or trustees of employee pension benefit plans or IRAs may be subject to the fiduciary duties imposed by ERISA or other applicable laws and to the prohibited transaction rules prescribed by ERISA and related provisions of the Code. In addition, prior to purchasing Units, the trustee or custodian of an employee pension benefit plan or an IRA should determine that such an investment would be permissible under the governing instruments of such plan or account and applicable law.

Q:	How will the payment of fees and expenses affect my invested capital?

A:	The payment of fees and expenses will reduce the funds available to us for investment in portfolio companies. This will reduce the amount of income generated by the portfolio companies to which we are entitled as well as funds available for distribution to Members. The payment of fees and expenses will also reduce the net asset value of your Units.

Q:	Will the distributions I receive be taxable?

A:	Cash distributions by us generally are taxable to U.S. Members as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. Members to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional Units. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. Member as long-term capital gains that are currently taxable at a maximum rate of 20% in the case of individuals, trusts or estates, regardless of the U.S. Member’s holding period for his, her or its Units and regardless of whether paid in cash or reinvested in additional Units. Distributions in excess of our earnings and profits first will reduce a U.S. Member’s adjusted tax basis in such Member’s Units and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. Member. We expect that distributions in excess of our earnings and profits that we pay ratably to all investors from time to time, if any, will not be taxable.

Q:	When will I get my detailed tax information?

A:	We or the applicable withholding agent will report to each of our U.S. Members, as promptly as possible after the end of each calendar year, the amounts to be included in such U.S. Member’s taxable income for such year as ordinary income and as long-term capital gain.

Q:	Will I be notified on how my investment is doing?

A:	Our quarterly and annual reports and other reports required by the Exchange Act will be available on our website at and on the SEC’s website at www.sec.gov. These reports should not be considered a part of or as incorporated by reference in the prospectus, or the registration statement of which the prospectus is a part.

Q:	Will I be able to sell my Units in a secondary market?

A:	We intend to list our Units on the Nasdaq Stock Market in the future after this IPO and expect a public trading market to develop for them in the foreseeable future, although there is no assurance we will meet the listing requirements or otherwise qualify for such listing. See “Risk Factors—Risks Relating to an Investment in Our Units”. Until such time as the Units are approved for trading on such an exchange, holders of Units may not be able to sell their Units promptly or at a desired price. If you are able to sell your Units, you may have to sell them at a discount to the purchase price of your Units.

Q:	Are there any restrictions on the transfer of Units?

A:	Our Units will have no preemptive, exchange, conversion or redemption rights and will be freely transferable (subject to the minimum permitted purchase requirement of $2,500), except where their transfer is restricted by federal and state securities laws or by contract. However, we do intend to list our Units on the Nasdaq Stock Market in the future and do expect a public trading market to develop for them. See “Risk Factors — Risks Relating to an Investment in Our Units.”

RISK FACTORS

This is our initial public offering. Investing in our Units involves a number of significant risks. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our Units. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, the net asset value of our Units could decline, and you may lose all or part of your investment.

Risks Relating to Our Business and Structure

We are a new company and have no operating history.

We were formed in May 2021 and will not commence operations until we receive gross proceeds of at least $3 million (the minimum offering requirement), all of which must be from persons who are not affiliated with us or our manager, AEII. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of our Units could decline substantially.

We have identified only target investments for 60% of the maximum net proceeds to be received in this IPO. You will not have the opportunity to evaluate our investments prior to purchasing our Units. As a result, our offering may be considered a “blind pool” offering.

We have presently identified opportunities for investment, but not made investments in or contracted to make any investments with the net proceeds to be received in this IPO. As a result, you will not be able to evaluate the economic merits, transaction terms or other financial or operational data concerning any other future investments prior to purchasing our Units. You must rely on AEII and our board of managers to implement our investment policies, to evaluate our investment opportunities and to structure the terms of our investments. Because investors are not able to evaluate our investments in advance of purchasing our Units, this IPO may entail more risk than other types of offerings. This additional risk may hinder your ability to achieve your own personal investment objectives related to portfolio diversification, risk-adjusted investment returns and other objectives.

Subject to the laws of the 1940 Act and the regulations of the SEC, our board of managers may change our operating policies and strategies without prior notice or Member approval, the effects of which may be adverse to our results of operations and financial condition.

Subject to the laws of the 1940 Act and the regulations of the SEC, our board of managers has the authority to modify or waive our current operating policies, investment criteria and strategies without prior notice and without Member approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and value of our Units. However, the effects might be adverse, which could negatively impact our ability to pay you distributions and cause you to lose all or part of your investment. Moreover, we will have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from our IPO in ways with which investors may not agree or for purposes other than those contemplated in this prospectus. If our planned investments in companies such as, potentially, IMPOSSIBLE Foods and SpaceX cannot be consummated for any reason, we may use the proceeds from the IPO for purposes other than those contemplated in this prospectus and/or in lesser-known private issuer companies.

Our ability to achieve our investment objective depends on the ability of AEII to manage and support our investment process. If AEII were to lose any members of their respective senior management team, our ability to achieve our investment objective could be significantly harmed.

Since we have no employees, we will depend on the investment expertise, skill and network of business contacts of the broader networks of AEII. AEII will evaluate, negotiate, structure, execute, monitor and service our investments. Our future success will depend to a significant extent on the continued service and coordination of AEII and its senior management team. The departure of any members of AEII’s senior management team could have a material adverse effect on our ability to achieve our investment objective.

Our ability to achieve our Investment Objective depends on AEII’s ability to identify and analyze, and to invest in, finance and monitor companies that meet our investment criteria. AEII’s capabilities in structuring the investment process, providing competent, attentive and efficient services to us, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve our Investment Objective, AEII may need to hire, train, supervise and manage new investment professionals to participate in our investment selection and monitoring process. AEII may not be able to find investment professionals in a cost effective or timely manner or at all. Failure to support our investment process could have a material adverse effect on our business, financial condition and results of operations.

Each of the Investment Advisory Agreement and administration agreement will be approved pursuant to Section 15 of the 1940 Act. In addition, each of the Investment Advisory Agreement and administration agreement contain termination provisions that allow the parties to terminate the agreements. The Investment Advisory Agreement may be terminated at any time, without penalty, by us or by AEII, upon 60 days’ notice. If the agreement is terminated, it may adversely affect the quality of our investment opportunities. In addition, in the event such agreement is terminated, it may be difficult for us to replace AEII.

Because our business model depends to a significant extent upon relationships with private equity sponsors and investment banks, the inability of AEII to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

We expect that AEII will depend on its broader organization’s relationships with private equity sponsors, investment banks and private equity funds, and we will rely to a significant extent upon these relationships to provide us with potential investment opportunities. If AEII or their respective organizations, as applicable, fail to maintain their existing relationships or develop new relationships with other sponsors or sources of investment opportunities, we may not be able to grow our investment portfolio. In addition, individuals with whom AEII have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

Unfavorable economic conditions or other factors may affect our ability to borrow for investment purposes, and may therefore adversely affect our ability to achieve our investment objective.

If we determine to borrow money, unfavorable economic conditions or other factors could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. An inability to successfully access the capital markets could limit our ability to grow our business and fully execute our business strategy and could decrease our earnings, if any.

A significant portion of our investment portfolio will be recorded at fair value as determined in good faith by our board of managers and, as a result, there will be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we will be required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by our board of managers. There is not a public market for the securities of the privately-held companies in which we intend to invest. Most of our investments will not be publicly traded or actively traded on a secondary market. As a result, we will value these securities quarterly at fair value as determined in good faith by our board of managers.

Certain factors that may be considered in determining the fair value of our investments include investment dealer quotes for securities traded on the secondary market for institutional investors, the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to comparable publicly-traded companies, discounted cash flow and other relevant factors. As a result, our determinations of fair value may differ materially from the values that would have been used if a ready market for these non-traded securities existed. Due to this uncertainty, our fair value determinations may cause our net asset value on a given date to materially differ from the value that we may ultimately realize upon the sale of one or more of our investments. See “Determination of Net Asset Value.”

There is a risk that investors in our Units may not receive distributions or that our distributions may not grow over time.

We intend to make distributions to our Members out of assets legally available for distribution. We may not achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a closed-end fund, we may be limited in our ability to make distributions. See “Regulation — Senior Securities.”

The amount of any distributions we may make is uncertain. Our distributions may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from our public offering. Therefore, portions of the distributions that we make may represent a return of capital to you for tax purposes that will lower your tax basis in your Units and reduce the amount of funds we have for investment in targeted assets.

We intend to authorize and declare distributions on an annual basis and pay such distributions on an annual basis beginning no later than the end of the first calendar quarter after the month in which the minimum offering requirement ($3 million) is met. We will pay these distributions to our Members out of assets legally available for distribution. While AEII may agree to limit our expenses to ensure that such expenses are reasonable in relation to our income, we may not achieve investment results that will allow us to make a targeted level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to us as a closed-end fund may limit our ability to pay distributions. All distributions will be paid at the discretion of our board of managers and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable closed-end fund regulations and such other factors as our board of managers may deem relevant from time to time. We cannot assure you that we will pay distributions to our Members in the future. In the event that we encounter delays in locating suitable investment opportunities, we may pay all or a substantial portion of our distributions from the proceeds of our public offering or from borrowings in anticipation of future cash flow, which may constitute a return of your capital. A return of capital is a return of your investment, rather than a return of earnings or gains derived from our investment activities. A Member will not be subject to immediate taxation on the amount of any distribution treated as a return of capital to the extent of the Member’s basis in its Units; however, the Member’s basis in its Units will be reduced (but not below zero) by the amount of the return of capital, which will result in the Member recognizing additional gain (or a lower loss) when the Units are sold. To the extent that the amount of the return of capital exceeds the Member’s basis in its Units, such excess amount will be treated as gain from the sale of the Member’s Units. A Member’s basis in the investment will be reduced by the nontaxable amount, which will result in additional gain (or a lower loss) when the Units are sold. Distributions from the proceeds of our public offering or from borrowings also could reduce the amount of capital we ultimately invest in our portfolio companies.

Capital markets may experience periods of disruption and instability and we cannot predict when these conditions will occur. Such market conditions could materially and adversely affect debt and equity capital markets in the United States and abroad, which could have a negative impact on our business, financial condition and results of operations.

While the capital markets improved during 2020 and 2021, these conditions could deteriorate in the future, especially in light of the uncertainty caused by the ongoing COVID-19 global pandemic and government responses thereto. During such market disruptions, we may have difficulty raising debt or equity capital, especially as a result of regulatory constraints.

The illiquidity of our investments may make it difficult for us to sell such investments if required. As a result, we may realize significantly less than the value at which we have recorded our investments. In addition, significant changes in the capital markets, including the disruption and volatility thereof, have had, and may in the future have, a negative effect on the valuations of our investments and on the potential for liquidity events involving our investments. An inability to raise capital, or any required sale of our investments for liquidity purposes, could have a material adverse impact on our business, financial condition and results of operations.

Various social and political tensions in the United States and around the world, particularly in the Middle East, may continue to contribute to increased market volatility, may have long-term effects on the United States and worldwide financial markets, and may cause further economic uncertainties or deterioration in the United States and worldwide. The growth in government debt to fund the fight against the COVID-19 global pandemic and to shore up domestic economies has been significant. If interest rates rise, as some economists predict, governments may find it increasingly difficult to service their debt without cuts in spending and/or tax increases, both of which could negatively impact economic output. Similarly, the emergency fiscal and monetary measures taken in response to the COVID-19 global pandemic could, at least in the short term, cause inflation and destabilize financial markets.

While the worst of the COVID-19 global pandemic seems to be over in many countries, economic growth in the United States and abroad could stall or even stop, despite health-related restrictions on travel and work being lifted and more people being vaccinated. Return to a recessionary period in the United States and/or abroad could adversely impact our investments. We cannot predict the duration of the effects related to these or similar events in the future on the United States and/or global economy and securities markets or on our investments. We monitor developments and seek to manage our investments in a manner consistent with achieving our Investment Objective, but there can be no assurance that it will be successful in doing so.

A failure or the perceived risk of a failure to raise the statutory debt limit of the United States could have a material adverse effect on our business, financial condition and results of operations.

As has been widely reported, the United States Treasury Secretary has stated that the federal government may not be able to meet its debt payments in the relatively near future unless the federal debt ceiling is raised. If legislation increasing the debt ceiling is not enacted and the debt ceiling is reached, the federal government may stop or delay making payments on its obligations. A failure by Congress to raise the debt limit would increase the risk of default by the United States on its obligations, as well as the risk of other economic dislocations. If the U.S. government fails to complete its budget process or to provide for a continuing resolution before the expiration of the current continuing resolution (most recent January 2021), another federal government shutdown may result. Such a failure or the perceived risk of such a failure consequently could have a material adverse effect on the financial markets and economic conditions in the United States and throughout the world. It could also limit our ability and the ability of our portfolio companies to obtain financing, and it could have a material adverse effect on the valuation of our portfolio companies. Consequently, the continued uncertainty in the general economic environment, including the recent government shutdown and potential debt ceiling implications, as well in specific economies of several individual geographic markets in which our portfolio companies operate, could adversely affect our business, financial condition and results of operations.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We and our portfolio companies will be subject to regulation at the local, state and federal level. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our Members, potentially with retroactive effect.

Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy to avail ourselves of new or different opportunities. Such changes could result in material differences to our strategies and plans as set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of AEII to other types of investments in which AEII may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Terrorist attacks, acts of war or natural disasters may impact the businesses in which we invest and harm our business, operating results and financial condition.

Terrorist acts, acts of war or natural disasters may disrupt our operations, as well as the operations of the businesses in which we invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to recent global economic instability. Future terrorist activities, military or security operations, or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks and natural disasters are generally uninsurable.

As a public company, we will be subject to regulations not applicable to private companies, such as provisions of the Sarbanes-Oxley Act. Efforts to comply with such regulations will involve significant expenditures, and non-compliance with such regulations may adversely affect us.

We will be subject to the Sarbanes-Oxley Act and the related rules and regulations promulgated by the SEC. We anticipate that we will be required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act. We will be required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal control over financial reporting. As a newly-formed company, developing an effective system of internal controls may require significant expenditures, which may negatively impact our financial performance and our ability to make distributions. This process also will result in a diversion of our management’s time and attention. We cannot be certain of when our evaluation, testing, and remediation actions will be completed or the impact of the same on our operations. In addition, we may be unable to ensure that the process is effective or that our internal controls over financial reporting are or will be effective in a timely manner. In the event that we are unable to develop or maintain an effective system of internal controls and maintain or achieve compliance with the Sarbanes-Oxley Act and related rules, we may be adversely affected.

We expect to experience fluctuations in our quarterly results.

We expect to experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we acquire, the level of our expenses (including our borrowing costs), variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.

If we internalize our management functions, your interest in us could be diluted, and we could incur other significant costs associated with being self-managed.

Our board of managers may decide in the future to internalize our management functions. If we do so, we may elect to negotiate to acquire the assets and personnel of AEII. At this time, we cannot anticipate the form or amount of consideration or other terms relating to any such acquisition. Such consideration could take many forms, including cash payments, promissory notes and our Units. The payment of such consideration could result in dilution of your interests as a Member and could reduce the earnings per share attributable to your investment.

In addition, while we would no longer bear the costs of the various fees and expenses we expect to pay to AEII under the Investment Advisory Agreement if we internalized our management functions, we would incur the compensation and benefits costs of employees and consultants. In addition, we may issue equity awards to officers, employees and consultants. These awards would decrease net income and may further dilute your investment. We cannot reasonably estimate the amount of fees we would save or the costs we would incur if we became self-managed. If the expenses we assume as a result of internalization are higher than the expenses we avoid paying to AEII, our earnings per share would be lower as a result of the internalization than it otherwise would have been, potentially decreasing the amount of funds available to distribute to our Members and the value of our Units. As we are currently organized, we do not have any employees. If we elect to internalize our operations, we would employ personnel and would be subject to potential liabilities commonly faced by employers, such as workers disability and compensation claims and other employee-related liabilities and grievances.

If we internalize our management functions, we could have difficulty integrating these functions as a standalone entity. Currently, individuals employed by AEII and AE perform asset management and general and administrative functions, including accounting and financial reporting, for multiple entities. These personnel have substantial know-how and experience. We may fail to properly identify the appropriate mix of personnel and capital needs to operate as a stand-alone entity. An inability to manage an internalization transaction effectively could thus result in our incurring excess costs and/or suffering deficiencies in our disclosure controls and procedures or our internal control over financial reporting. Such deficiencies could cause us to incur additional costs, and our management’s attention could be diverted from effectively managing our investments.

RISKS RELATED TO OUR INVESTMENTS

There can be no assurance that the Company will be able to purchase and/or sell targeted issuer securities and/or any other Portfolio Securities at advantageous prices, if at all, or that it will achieve its Investment Objective. Investors may lose their entire investment.

The high-profile stocks of IMPOSSIBLE Foods, SpaceX and other private issuers we have identified may be unavailable for our investment or on acceptable terms, preventing the type of capital gains we would expect to receive. There can be no assurance that the Company will be successful in purchasing and/or selling targeted issuer securities, such as shares of IMPOSSIBLE Foods, SpaceX, or Nano-C, and/or other Portfolio Securities at advantageous prices or that any investment by the Company in targeted issuer securities or other Portfolio Securities will prove to be profitable. The Company is a newly formed entity with no performance record.

Investors should be aware that there is a risk that the Company may not be able to locate and/or purchase targeted issuer securities and/or other Portfolio Securities at prices that are advantageous or at any price, and that they may lose their entire investment in the Company. In addition, there is no time frame during which the Company is required to make investments and, accordingly, the Company may hold an investor’s funds for an indefinite period of time before it makes an investment in targeted issuer securities or other Portfolio Securities, if at all. The Company is not a complete investment program and should represent only a portion of an investor’s portfolio management strategy.

Our investments in prospective portfolio companies may be risky, and we could lose all or part of our investment.

We intend to invest primarily in equity of private, smaller to mid-size companies in the U.S. The equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Investments in private companies pose certain incremental risks as compared to investments in public companies.

We intend to invest primarily in privately-held companies such as, potentially, IMPOSSIBLE Foods and SpaceX. Investments in private companies pose certain incremental risks as compared to investments in public companies including:

●	reduced access to the capital markets, resulting in diminished capital resources and ability to withstand financial distress;

●	limited financial resources and potential inability to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

●	shorter operating histories, narrower product lines and smaller market Units than larger businesses, which tend to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;

●	dependent on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

●	less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, managers and members of the Adviser’s management may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies.

Finally, little public information generally exists about private companies and these companies may not have third-party debt ratings or audited financial statements. We must therefore rely on the ability of the Adviser to obtain adequate information through due diligence to evaluate the creditworthiness and potential returns from investing in these companies. Additionally, these companies and their financial information will not generally be subject to the Sarbanes-Oxley Act and other rules that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments.

We generally will not control our portfolio companies, and we may not be in a position to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

We do not expect to control our portfolio companies, even though we may have board representation, board observation rights and specific veto rights on specific proposed actions of our portfolio companies, and our debt agreements with such portfolio companies may contain certain restrictive covenants. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of the company’s common equity, may take risks or otherwise act in ways that do not serve our interests to the extent we are a debt investor in such companies. We will be subject to the risk that the company may make business decisions with which we disagree, and the Members and management of the company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity for the equity investments that we will typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company, and may therefore suffer a decrease in the value of our investments. To the extent we take a controlling position in a portfolio company, our ability to interact with that company will be limited under the 1940 Act. Due to the lack of liquidity for our investments in non-traded companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay their debt investments during these periods. Therefore, our non-performing assets are likely to increase, and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions may also decrease the value of our equity investments. A prolonged recession may further decrease the value of such equity positions and result in losses of value in our portfolio and a decrease in our revenues, net income, assets and net worth. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us on terms we deem acceptable. These events could prevent us from increasing investments and harm our operating results.

A covenant breach or other defaults by our portfolio companies may harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by their lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the equity securities that we hold.

We may not realize gains from our equity investments.

Certain investments that we may make could include warrants or other equity securities. In addition, we will make direct equity investments in portfolio companies. Our goal is ultimately to realize gains upon our disposition of such equity interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests.

A lack of liquidity in certain of our investments may adversely affect our business.

We intend to invest in certain companies whose securities are not publicly traded or actively traded on the secondary market, and whose securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of such investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. The reduced liquidity of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

We may not have the funds or ability to make additional investments in our portfolio companies.

We may not have the funds or ability to make additional investments in our portfolio companies. After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the exercise of a warrant to purchase Units. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation or may reduce the expected return on the investment.

We may acquire various structured financial instruments for purposes of “hedging” or reducing our risks, which may be costly and ineffective and could reduce our cash available for distribution to our Members.

We may seek to hedge against interest rate and currency exchange rate fluctuations and credit risk by using structured financial instruments such as futures, options, swaps and forward contracts, subject to the requirements of the 1940 Act. Use of structured financial instruments for hedging purposes may present significant risks, including the risk of loss of the amounts invested. Defaults by the other party to a hedging transaction can result in losses in the hedging transaction. Hedging activities also involve the risk of an imperfect correlation between the hedging instrument and the asset being hedged, which could result in losses both on the hedging transaction and on the instrument being hedged. Use of hedging activities may not prevent significant losses and could increase our losses. Further, hedging transactions may reduce cash available to pay distributions to our Members.

RISKS RELATING TO DEBT FINANCING

If in the future we did decide to borrow money, the potential for loss on amounts invested in us will be magnified and may increase the risk of investing in us. Borrowed money may also adversely affect the return on our assets, reduce cash available for distribution to our Members, and result in losses.

The use of borrowings, also known as leverage, increases the volatility of investments by magnifying the potential for loss on invested equity capital. If we use leverage to partially finance our investments, through borrowing from banks and other lenders, you will experience increased risks of investing in our Units. If the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make distributions to our Members. In addition, our Members will bear the burden of any increase in our expenses as a result of our use of leverage, including interest expenses and any increase in the management or incentive fees payable to AEII.

We may use leverage to finance our investments. The amount of leverage that we employ will depend on AEII’s and our board of managers’ assessment of market and other factors at the time of any proposed borrowing. There can be no assurance that leveraged financing will be available to us on favorable terms or at all. However, to the extent that we use leverage to finance our assets, our financing costs will reduce cash available for distributions to Members. Moreover, we may not be able to meet our financing obligations and, to the extent that we cannot, we risk the loss of some or all of our assets to liquidation or sale to satisfy the obligations. In such an event, we may be forced to sell assets at significantly depressed prices due to market conditions or otherwise, which may result in losses.

As a closed-end fund, we generally will be required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred unit that we may issue in the future, of at least 200%. If this ratio declines below 200%, we cannot incur additional debt and could be required to sell a portion of our investments to repay some debt when it is disadvantageous to do so. This could have a material adverse effect on our operations, and we may not be able to make distributions. The amount of leverage that we will employ will be subject to oversight by our board of managers, a majority of whom will be independent managers with no material interests in such transactions.

New legislation may allow us to incur additional leverage.

As a closed-end fund, under the 1940 Act generally we are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). If the 1940 Act is amended, we may be able to incur additional indebtedness in the future and therefore your risk of an investment in us may increase due to the increased volatility associated with higher leverage.

Changes in interest rates may affect our cost of capital and net investment income.

We do not intend to use debt to finance a portion of our investments. But, if in the future we did decide to use debt to fund our investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates when we have debt outstanding, our cost of funds will increase, which could reduce our net investment income. We expect that our long-term fixed-rate investments will be financed primarily with equity and long-term debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. Also, we and our Adviser have limited experience in entering into hedging transactions, and we will initially have to acquire or develop such expertise.

You should also be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to any future debt investments, if this should happen. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to AEII with respect to pre-incentive fee net investment income. See “Investment Advisory Agreement.”

RISKS RELATED TO AEII;

AEII has no prior experience managing a closed-end fund or a RIC.

AEII has no experience managing a closed-end fund or a RIC and may not be able to successfully operate our business or achieve our Investment Objective. As a result, an investment in our Units may entail more risk than the securities of a comparable company with a substantial operating history. The 1940 Act and the Code impose numerous constraints on the operations of closed-end funds and RICs that do not apply to the other types of investment vehicles previously managed by AEII’s management team. For example, under the 1940 Act, closed-end funds are required to invest at least 70% of their total assets primarily in securities of qualifying U.S. private or smaller public companies. Moreover, qualification for RIC tax treatment under Subchapter M of the Code requires, among other things, satisfaction of source-of-income, diversification and other requirements. The failure to comply with these provisions in a timely manner could prevent us from qualifying as a closed-end fund or RIC or could force us to pay unexpected taxes and penalties, which could be material. AEII’s lack of experience in managing a portfolio of assets under such constraints may hinder their ability to take advantage of attractive investment opportunities and, as a result, achieve our Investment Objective.

The compensation we pay to AEII was determined without independent assessment on our behalf, and these terms may be less advantageous to us than if such terms had been the subject of arm’s-length negotiations.

The compensation we pay to AEII was not entered into on an arm’s-length basis with an unaffiliated third party. As a result, the form and amount of such compensation may be less favorable to us than they might have been had these been entered into through arm’s-length transactions with an unaffiliated third party.

Our base management and incentive fees may induce AEII to make speculative investments or to incur leverage.

The incentive fee payable by us to AEII may create an incentive for AEII to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to AEII is determined may encourage it to use leverage to increase the return on our investments. In addition, the fact that our base management fee will be payable based upon our gross assets, which would include any borrowings for investment purposes, may encourage AEII to use leverage to make additional investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor holders of our Units. Such a practice could result in our investing in more speculative securities than would otherwise be in our best interests, which could result in higher investment losses, particularly during cyclical economic downturns.

We may be obligated to pay the Adviser incentive compensation even if we incur a loss and may pay more than 20% of our net capital gains because we cannot recover payments made in previous years.

The Adviser will be entitled to incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of our net investment income for that quarter above a threshold return for that quarter. Our pre-incentive fee net investment income for incentive compensation purposes excludes realized and unrealized capital losses that we may incur in the fiscal quarter, even if such capital losses result in a net loss on our statement of operations for that quarter. Thus, we may be required to pay the Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter. If we pay an incentive fee of 20% of our realized capital gains (net of all realized capital losses and unrealized capital depreciation on a cumulative basis) and thereafter experience additional realized capital losses or unrealized capital depreciation, we will not be able to recover any portion of the incentive fee previously paid.

Our Units may be purchased by AEII and its affiliates, including AE.

AEII and its affiliates, including AE, may purchase our Units for any reason deemed appropriate; provided, however, that once our offering of Units is completed, neither AEII nor its affiliates may resell or re-distribute such Units until AEII is no longer serving as our adviser, or with respect to AEII, AEII is no longer providing us administrative services. The purchase of additional Units by AEII and its affiliates could create certain risks, including, but not limited to, the following:

●	AEII may have an interest in disposing of our assets at an earlier date so, as to recover investments in our Units; and

●	Substantial purchases of Units by AEII or AE may limit AEII’s and AE’s ability to fulfill any financial obligations that it may have to us or incurred on our behalf.

AEII relies on key personnel, the loss of any of whom could impair AEII’s ability to successfully manage us, respectively.

Our future success depends, to a significant extent, on the continued services of the officers and employees of AEII. The loss of services of one or more members of AEII’s management teams, including members of the Investment Committee, could adversely affect our financial condition, business and results of operations.

AEII’s influence on conducting our operations gives it the ability to increase its fees, which may reduce the amount of cash flow available for distribution to our Members.

AEII is paid a base management fee calculated as a percentage of our gross assets and is unrelated to net income or any other performance base or measure. AEII may advise us to consummate transactions or conduct our operations in a manner that, in AEII’s reasonable discretion, are in the best interests of our Members. These transactions, however, may increase the amount of fees paid to AEII. AEII’s ability to influence the base management fee paid to it by us could reduce the amount of cash flow available for distribution to our Members.

RISKS RELATED TO OUR OPERATIONS AS A CLOSED-END FUND AND A RIC

Regulations governing our operation as a closed-end fund may limit our ability to, and the way in which we raise additional capital, which could have a material adverse impact on our liquidity, financial condition and results of operations.

Our business may in the future require a substantial amount of capital in addition to the proceeds of this IPO. We may acquire additional capital from the issuance of senior securities (including debt and preferred stock), the issuance of additional our Units or from securitization transactions. However, we may not be able to raise additional capital in the future on favorable terms or at all. Additionally, we may only issue senior securities up to the maximum amount permitted by the 1940 Act. The 1940 Act permits us to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such issuance or incurrence. If our assets decline in value and we fail to satisfy this test, we may be required to liquidate a portion of our investments and repay a portion of our indebtedness at a time when such sales or repayment may be disadvantageous, which could have a material adverse impact on our liquidity, financial condition and results of operations.

●	Senior Securities. As a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred securities, such securities would rank “senior” to Units in our capital structure, resulting in preferred Members having separate voting rights and possibly rights, preferences or privileges more favorable than those granted to holders of our Units. Furthermore, the issuance of preferred securities could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for our Members or otherwise be in your best interest.

●	Additional Units. Our board of managers may decide to issue Units to finance our operations rather than issuing debt or other senior securities. As a closed-end fund, we are generally not able to issue our Units at a price below net asset value without first obtaining required approvals from our Members and our independent managers. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our board of managers, closely approximates the market value of such securities at the relevant time. We may also make rights offerings to our Members at prices per share less than the net asset value per share, subject to the requirements of the 1940 Act. If we raise additional funds by issuing more Units or senior securities convertible into, or exchangeable for, our Units, the percentage ownership of our Members at that time would decrease, and such Members may experience dilution.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. To the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of such issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond our income tax diversification requirements under Subchapter M of the Code, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a closed-end fund or be precluded from investing according to our current business strategy.

As a closed-end fund, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets, which may prevent us from making certain investments that we and our Adviser would otherwise view as attractive opportunities. See “Regulation.”

We believe that most of the investments that we may acquire in the future will constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if the investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could be found to be in violation of the 1940 Act, which would have a material adverse effect on our business, financial condition and results of operations. Rules under the 1940 Act could prevent us, for example, from making follow-on investments in existing portfolio companies (which could result in the dilution of our position). If, in order to make additional investments we need to dispose of such investments quickly, it could be difficult to dispose of such investments on favorable terms. We may have difficulty in such a case in finding a buyer and, even if we do find a buyer, we may have to sell the investments at a substantial loss.

Failure to maintain our status as a closed-end fund would reduce our operating flexibility.

If we do not remain a closed-end fund, we might be regulated as a registered closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility.

We are uncertain of our sources for funding our future capital needs; if we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected.

The net proceeds from the sale of Units will be used for our investment opportunities, operating expenses and for payment of various fees and expenses such as base management fees, incentive fees and other expenses. Any working capital reserves we maintain may not be sufficient for investment purposes, and we may require debt or equity financing to operate. Accordingly, in the event that we develop a need for additional capital in the future for investments or for any other reason, these sources of funding may not be available to us. Consequently, if we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected. As a result, we would be less able to achieve portfolio diversification and our investment objective, which may negatively impact our results of operations and reduce our ability to make distributions to our Members.

Our ability to enter into transactions with our affiliates will be restricted.

We will be prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of a majority of the independent members of our board of managers and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act and we will generally be prohibited from buying or selling any securities from or to such affiliate, absent the prior approval of our board of managers. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or closely related times), without prior approval of our board of managers and, in some cases, the SEC. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers, managers, investment advisers, sub-advisers or their affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security from or to any fund or any portfolio company of a fund managed by AEII or AE or entering into joint arrangements such as certain co-investments with these companies or funds without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

Federal Income Tax Risks

We will be subject to corporate-level income tax if we are unable to qualify as a RIC under Subchapter M of the Code.

To obtain and maintain RIC tax treatment under the Code, we must, among other things, meet the following annual distribution, income source and asset diversification requirements. See “Material U.S. Federal Income Tax Considerations.”

●	The annual distribution requirement for a RIC will be satisfied if we distribute to our Members on an annual basis at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because we may use debt financing, we are subject to an asset coverage ratio requirement under the 1940 Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

●	The income source requirement will be satisfied if we obtain at least 90% of our income for each year on dividends, interest, gains from the sale of stock or securities or similar sources.

If we fail to qualify for or maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or units. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Further, we may elect to amortize market discounts and include such amounts in our taxable income in the current year, instead of upon disposition, as an election not to do so would limit our ability to deduct interest expenses for tax purposes.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our Members in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, see “Material U.S. Federal Income Tax Considerations — Taxation as a RIC.”

If we do not qualify as a “publicly offered regulated investment company,” as defined in the Code, you will be taxed as though you received a distribution of some of our expenses.

A “publicly offered regulated investment company” is a RIC whose Units are either (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. If we are not a publicly offered RIC for any period, a non-corporate Member’s allocable portion of our affected expenses, including our management fees, will be treated as an additional distribution to our Members and will be deductible by such Members only to the extent permitted under the limitations described below. For non-corporate Members, including individuals, trusts, and estates, significant limitations generally apply to the deductibility of certain expenses of a non-publicly offered RIC, including advisory fees. In particular, these expenses, referred to as miscellaneous itemized deductions, are deductible to an individual Member only to the extent they exceed 2% of such a Member’s adjusted gross income, and are not deductible for alternative minimum tax purposes. While we anticipate that we will constitute a publicly offered RIC, there can be no assurance that we will in fact so qualify for any of our taxable years.

RISKS RELATING TO AN INVESTMENT IN OUR UNITS

We established the initial offering price for our Units on an arbitrary basis, and the offering price may not accurately reflect the value of our assets.

The price of our Units prior to meeting the minimum offering requirement was established on an arbitrary basis and is not based on the amount or nature of our assets or our book value. Therefore, at any given time, the offering price may be higher than the value of our interests in portfolio companies.

If we choose to use underwriters in our offering, they may be unable to sell a sufficient number of Units for us to achieve our investment objective.

The underwriters may have no experience selling Units on behalf of a closed-end fund. There is no assurance that they will be able to sell a sufficient number of Units to provide us with adequate funds to purchase a diversified portfolio of investments and generate income sufficient to cover our expenses. As a result, we may be unable to achieve our investment objective, and you could lose some or all of the value of your investment.

We may be unable to acquire the securities of the high-profile stocks identified in our initial target portfolio.

The high-profile stocks of IMPOSSIBLE Foods, SpaceX, and other private issuers we have identified for potential investment may be unavailable for our investment or on acceptable terms for the type of capital gains we would expect to receive.

We may be unable to invest a significant portion of the net proceeds of our offering on acceptable terms in an acceptable time frame.

At this time, we have only identified targeted investments to deploy 60% of the maximum net proceeds of this IPO, and the remainder of the net proceeds will not be invested initially. Delays in investing the remaining net proceeds of this IPO may impair our performance. We cannot assure you that we will be able to identify any investments that meet our investment objective or that any of our investments that we make will produce a positive return. We may be unable to invest the remaining net proceeds of this IPO on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

Before making investments, we will invest the net proceeds of this IPO primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, which may produce returns that are significantly lower than the returns that we expect to achieve when our portfolio is fully invested in securities meeting our investment objective. As a result, any distributions that we pay while our portfolio is not fully invested in securities meeting our Investment Objective may be lower than the distributions that we may be able to pay when our portfolio is fully invested in securities meeting our Investment Objective.

Units of closed-end investment companies frequently trade at a discount to their net asset value.

Units of closed-end investment companies frequently trade at discounts to their net asset values. This risk is separate and distinct from the risk that our net asset value per share may decline. We cannot predict or control whether our Units will trade above, at or below our net asset value. In addition, if our Units trades below its net asset value, the 1940 Act prohibits us from issuing additional Units at the then-current market price without first obtaining approval from our Members and independent managers.

Investing in our Units involves a high degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive and, therefore, an investment in our Units may not be suitable for someone with lower risk tolerance.

The net asset value of our Units may fluctuate significantly.

The net asset value and liquidity, if any, of the market for our Units may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

●	changes in regulatory policies or tax guidelines, particularly with respect to RICs or closed-end funds;

●	loss of RIC or closed-end fund status;

●	changes in earnings or variations in operating results;

●	changes in the value of our portfolio of investments;

●	changes in accounting guidelines governing valuation of our investments;

●	any shortfall in revenue or net income or any increase in losses from levels expected by investors;

●	departure of our adviser or certain of its key personnel;

●	general economic trends and other external factors; and

An active trading market in our Units may not develop or be adequately maintained, and our Units may be subject to volatile price and volume fluctuations.

An active trading market in our Units may not develop or be adequately maintained. While we intend to list our Units on the Nasdaq Stock Market in the future, our application may not be accepted and our Units may never be listed on any stock exchange, which may limit your ability to sell your Units of our Units. The overall market for securities in recent years has experienced extreme price and volume fluctuations that have particularly affected the market prices of many smaller companies. These fluctuations have been extremely volatile and are often unrelated or disproportionate to operating performance. Consequently, you may not be able to sell our Units at prices equal to or greater than the price you paid for your Units. In addition to the factors discussed elsewhere in this section, many factors, most of which are outside of our control, could cause the market price of our Units to decrease significantly, including:

●	variations in our quarterly operating results;

●	decreases in market valuations of similar companies;

●	the failure of securities analysts to cover our closed-end fund or changes in financial estimates by analysts who cover us, our competitors or our industry; and

●	fluctuations in stock market prices and volumes.

These broad market fluctuations could result in extreme fluctuations in the price of our Units, which could cause a decline in the value of our Units.

We may be unable to cause our securities to be listed on the Nasdaq Stock Market, which could limit investors’ ability to make transactions in our securities and subject Members to additional trading restrictions.

We intend to satisfy the relevant listing requirements to in the future have our Units listed on the Nasdaq Stock Market. However, there can be no assurance we will ever be able to meet the Nasdaq Stock Market initial listing requirements or that, once our Units is listed on the Nasdaq Stock Market, that we will meet the continued listing requirements.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus may include statements as to:

●	our future operating results;

●	our business prospects and the prospects of the companies in which we may invest;

●	the impact of the investments that we expect to make;

●	the ability of our portfolio companies to achieve their objectives;

●	our expected financings and investments;

●	the adequacy of our cash resources, financing sources and working capital;

●	the use of borrowed money to finance a portion of our investments;

●	the timing of cash flows, if any, from the operations of our portfolio companies;

●	our contractual arrangements and relationships with third parties;

●	the actual and potential conflicts of interest with AEII and its affiliate, AE;

●	the ability of AEII to locate suitable investments for us and to monitor and administer our investments;

●	the ability of AEII to attract and retain highly talented professionals;

●	the dependence of our future success on the general economy and its impact on the industries in which we invest;

●	our ability to source favorable private investments;

●	our tax status;

●	the effect of changes to tax legislation and our tax position;

●	future changes in laws or regulations and conditions in our operating areas;

●	the tax status of the companies in which we may invest; and

●	the timing and amount of distributions and dividends from the companies in which we may invest.

In addition, we generally identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words. The forward-looking statements contained in this prospectus involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Except as required by the federal securities laws, we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. The forward-looking statements and projections contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act.

USE OF PROCEEDS

The following table sets forth our estimates of how we intend to use the gross proceeds from this IPO. Information is provided assuming that we sell: (1) the minimum offering requirement, or $3 million in Units, and (2) the maximum offering amount, or $97 million in Units. The amount of net proceeds may be more or less than the amount depicted in the table below depending on the public offering price of the Units and the actual number of Units we sell in the offering.

We intend to use substantially all of the proceeds from this offering, net of expenses, to make investments in private stocks such as, potentially, IMPOSSIBLE Foods, SpaceX and Nano-C, as well as other lesser-known private stock issuers, in accordance with our Investment Objective and using the strategies described in this prospectus. We anticipate that the remainder will be used for working capital and general corporate purposes, including potential payments or distributions to Members. However, we have not established limits on the use of proceeds from this offering. We intend to seek to invest the net proceeds received in this IPO as promptly as practicable after receipt thereof. Based on current market conditions, we anticipate that it may take a substantial period of time to fully invest the net proceeds we receive in connection with this IPO after meeting our minimum offering requirement, depending on the availability of investment opportunities that are consistent with our Investment Objective and strategies. There can be no assurance we will be able to sell all the Units we are registering.

Pending such use, we will invest the net proceeds of this IPO primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, consistent with our closed-end fund election and our election to be taxed as a RIC.

The amounts in the following table assume that the full fees and commissions are paid on all our Units offered to the public on a best-efforts basis. All or a portion of the selling discounts and commissions may be reduced or eliminated in connection with certain categories of sales, such as sales for which a volume discount applies, sales through investment advisers or banks acting as trustees or fiduciaries and sales to our affiliates. See “Plan of Distribution.” The reduction in these fees will be accompanied by a corresponding reduction in the per Unit purchase price, but will not affect the amounts available to us for investments. Because amounts in the following table are estimates, they may not accurately reflect the actual receipt or use of the IPO proceeds.

	Minimum Offering		Maximum Offering
	Amount	%	Amount	%
Gross proceeds	$3,000,000	100%	$97,000,000	100%
Less:
Selling commissions	$150,000	5.00%	$4,850,000	5.00%
Underwriting fees	$90,000	3.00%	$2,910,000	3.00%
Offering expenses	$30,000	1.00%	$970,000	1.00%
Net Proceeds/Amount Available for Investments	$2,730,000	91.0%	$88,270,000	91.00%

DISTRIBUTIONS

The Company intends to distribute to its Members all or a portion of its taxable income and net capital gains, if any, on an annual basis. The Company expects its initial distribution will be declared as soon as sufficient cash for such distributions exist. From time to time, we may also pay interim special distributions, at the discretion of our board of managers. At times, in order to maintain a stable level of distributions, the Company may pay out less than all of its investment income or pay out accumulated undistributed income in addition to current net investment income. Dividend and capital gains distributions generally are used to purchase additional Units of the Company. However, an investor can choose to receive distributions in cash. Dividend and capital gains distributions generally are taxable to Members whether they are reinvested in Units of the Company or received in cash. Because not all investors can participate in the Automatic Dividend Reinvestment Plan (the “Plan”), you should contact your broker or nominee to confirm that you are eligible to participate in the Plan.

The 1940 Act currently limits the number of times the Company may distribute long-term capital gains in any tax year, which may increase the variability of the Company’s distributions and result in certain distributions being comprised more heavily of long-term capital gains eligible for favorable income tax rates. In the future, the Adviser may seek Board approval to implement a managed distribution plan for the Company. The managed distribution plan would be implemented pursuant to an exemptive order from the SEC granting it an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit the Company to include long-term capital gains as a part of its regular distributions to Members more frequently than would otherwise be permitted by the 1940 Act (generally once or twice per year). If the Company implements a managed distribution plan, it would do so without a vote of the Members.

Expenses of the Company will accrue each day. To the extent that the Company’s net investment income for any year exceeds the total monthly distributions paid during the year, the Company will make a special distribution at or near year-end of such excess amount as may be required. Over time, all or substantially all of the Company’s investment company taxable income will be distributed.

At least annually, the Company intends to distribute any net capital gains (which is the excess of net long-term capital gains over net short-term capital loss) or, alternatively, to retain all or a portion of the year’s net capital gains and pay federal income tax on the retained gain. As provided under federal tax law, Members of record as of the end of the Company’s taxable year will include their attributable share of the retained gain in their income for the year as long-term capital gains and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by the Company. The Company may treat the cash value of tax credit and refund amounts in connection with retained capital gains as a substitute for equivalent cash distributions.

The tax treatment and characterization of the Company’s distributions may vary substantially from time to time because of the varied nature of the Company’s investments. If the Company’s total monthly distributions in any year exceed the amount of its net investment taxable income for the year, any such excess would be characterized as a return of capital for federal income tax purposes to the extent not designated as a capital gains dividend. Under the 1940 Act, for any distribution that includes amounts from sources other than net income (calculated on a book basis), the Company is required to provide Members a written statement regarding the components of such distribution. Such a statement will be provided at the time of any distribution believed to include any such amounts. A return of capital is a distribution to Members that is not attributable to the Company’s earnings but represents a return of part of the Member’s investment. If the company’s distributions exceed the Company’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the Member’s tax basis in the Units (thus reducing a Member’s adjusted tax basis in his, her or its Units), and thereafter as capital gains assuming the Units are held as a capital asset. Upon the sale of Units, a Member generally will recognize capital gains or loss equal to the difference between the amount realized on the sale and the Member’s adjusted tax basis in the Units sold.

Common Members may automatically reinvest some or all of their distributions in additional Units under the Company’s dividend reinvestment plan. See “Dividend Reinvestment Plan.”

From time to time and not less than quarterly, AEII must review our accounts to determine whether cash distributions are appropriate. We will distribute pro rata to our Members funds received by us that AEII deems unnecessary for us to retain.

We intend to make our distributions in the form of cash, out of assets legally available, unless Members elect to receive their distributions in additional Units pursuant to our distribution reinvestment plan. Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. Member to the same extent as if received in cash. If Members hold Units in the name of a broker or financial intermediary, they should contact the broker or financial intermediary regarding their election to receive distributions in additional Units.

To qualify for and maintain RIC tax treatment, we must, among other things, distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, a RIC would need to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our net ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on December 31 of the calendar year and (3) any net ordinary income and net capital gains for preceding years that were not distributed during such years and on which we paid no federal income tax. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Regulation” and “Material U.S. Federal Income Tax Considerations.”

We have adopted an “opt in” distribution reinvestment plan for our Members. As a result, if we make a distribution, our Members will receive their distributions in cash unless they specifically “opt in” to the distribution reinvestment plan so as to have their cash distributions reinvested in additional Units. However, certain state authorities or regulators may impose restrictions from time to time that may prevent or limit a Member’s ability to participate in our distribution reinvestment plan. See “Distribution Reinvestment Plan.”

We may fund our cash distributions to Members from any sources of funds available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, and non-capital gains proceeds from the sale of assets. We have not established limits on the amount of funds we may use from available sources to make distributions.

On a monthly basis, we will send information to all Members of record regarding the estimated source of distributions paid to our Members in such quarter.

DISCUSSION OF MANAGEMENT’S EXPECTED OPERATING PLANS

The following discussion should be read in conjunction with our financial statements and related notes and other financial information appearing elsewhere in this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors” and “Special Note Regarding Forward-Looking Statements” appearing elsewhere herein.

Overview

We are a newly organized, externally managed, non-diversified closed-end management investment company that intends to elect to be regulated as a closed-end fund under the 1940 Act. As such, we will be required to comply with certain regulatory requirements. We intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC, under Subchapter M of the Code.

We are externally managed by AEII (or “Adviser”), an affiliate of Advisors Equity LLC (“AE”). Prior to the commencement of this IPO, AEII or an affiliate will be a registered investment adviser under the Advisers Act. Our Adviser will oversee the management of our activities and will have responsibility for making investment decisions with respect to, and providing day-to-day management and administration of, our investment portfolio. We will also enter into an administration agreement with AE, the sole owner of AEII.

Our investment objective is to generate both current income and capital appreciation. We seek to achieve our investment objective for the Fund to invest in, acquire, hold and/or sell securities of private entities (“Portfolio Securities”).

The Fund investment objective (the “Investment Objective”) is to acquire Portfolio Securities at advantageous prices and to maximize the value of the Fund investments, to create and maintain investor wealth by over-weighting in private stocks such as, potentially, IMPOSSIBLE Foods, SpaceX and Nano-C stocks and the stock of similarly situated private companies.

To provide diversification, the Fund intends to target investments in other Elon Musk affiliated private companies, such as The Boring Company, as well as lesser-known private companies of Udemy, Stella Diagnostics, Affiliated Wealth Advisors, Instibanc and Instacart.

The Fund intends to invest the majority of its investments in restricted equity securities issued by companies such as, potentially, IMPOSSIBLE Foods Inc., a plant-based meat tech company, SpaceX, the rocket manufacturer and Nano-C, the carbon materials provider for cell phones, solar panels, semiconductors and car batteries.

The minority of the Fund investments will be in similar entities of private company issuer securities. Specifically, the Fund intends to target investments in Elon Musk’s affiliate company The Boring Company, which engages in rapid transit tunneling. In addition, the Fund expects to target investments in Stella Diagnostics, predicting patient strategies for deadliest esophageal cancer, Udemy, online learning and instruction, Affiliated Wealth Advisors, a financial advisory mergers & acquisitions firm, Instibanc, a small business cash flow funding firm and Instacart, an online grocery and retail same-day delivery service.

The Fund may invest up to 25% of investable proceeds in other types of securities which the Fund Manager (the “Manager”) believes possess the potential for income and capital appreciation.

The Fund will be managed by AEII, a Delaware limited liability company formed in 2020 as an asset management and consulting firm, with the intention to pursue the Investment Objective.

The Company expects that after commencement of the IPO, and as soon as it reaches the minimum sale of $3 million of its Units, it will begin executing purchase agreements with individuals, secondary market brokers and private equity funds selling private equity securities of the issuers described in our investment strategy. We expect that by the end of the first quarter after selling the minimum amount of Units in the IPO ($3 million), we will have stock investments exceeding $2 million in our Fund portfolio.

In addition, we may from time to time invest up to 30% of our assets in other types of investments, including the securities of larger public companies and foreign securities, which may be deemed “non-qualifying assets” for the purpose of complying with closed-end fund investment restrictions under the 1940 Act. See “Regulation — Qualifying Assets.”

We intend to list our Units for trading on a national securities exchange, like the Nasdaq Stock Market in the future and sometime after the maximum of 9,700,000 Units are issued in this IPO and anticipate that a secondary public market will develop for our Units thereafter.

We intend to elect to be treated as a closed-end fund under the 1940 Act. In addition, for tax purposes we intend to elect to be treated as a RIC under Subchapter M of the Code. As a closed-end fund, we will be required to comply with certain regulatory requirements. For instance, we have to invest at least 70% of our total assets in “qualifying assets,” including securities of private or small public U.S. companies and cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. In addition, we may from time to time invest up to 30% of our assets opportunistically in other types of investments, including the securities of larger public companies and foreign securities.

Revenues

We plan to generate revenue primarily in the form of preferred income and capital gains on the equity investments that we invest in private issuer stocks, purchased in the secondary market, from large private equity firms and private equity funds who are providing us access to the stocks. We may also generate revenue from capital gains on these direct equity investments we make, or on warrants or other equity interests that we may acquire in portfolio companies. In some cases, the preferred interest on our investments may accrue or be paid in the form of additional equity. In addition, we could generate revenue in the form of commitment, origination, structuring or diligence fees, fees for providing managerial assistance or consulting fees. Any such fees will be generated in connection with our investments and recognized as earned.

Expenses

Our primary operating expenses will include the payment of: (i) investment advisory fees, including base management fees and incentive fees, to our investment adviser, the Adviser, pursuant to our Investment Advisory Agreement; (ii) our allocable portion of overhead and other expenses incurred by the Adviser in performing its administrative obligations under the Investment Advisory Agreement and (iii) other operating expenses as detailed below. Our investment advisory fees will compensate our Adviser for its work in identifying, evaluating, negotiating, closing, monitoring and servicing our investments. See “Investment Advisory Agreement.” We will bear all other expenses of our operations and transactions, including (without limitation):

●	the cost of our organization and this IPO;

●	the cost of calculating our net asset value, including the cost of any third-party valuation services;

●	the cost of effecting sales and repurchases of our Units and other securities;

●	interest payable on debt, if any, to finance our investments;

●	fees payable to third parties relating to, or associated with, making investments, including fees and expenses associated with performing due diligence reviews of prospective investments and advisory fees;

●	transfer agent and custodial fees;

●	fees and expenses associated with marketing efforts;

●	federal and state registration fees, any stock exchange listing fees;

●	federal, state and local taxes;

●	independent managers’ fees and expenses;

●	brokerage commissions;

●	fidelity bond, managers and officers’ errors and omissions liability insurance and other insurance premiums;

●	direct costs and expenses of administration and sub-administration, including printing, mailing, long distance telephone and staff;

●	fees and expenses associated with independent audits and outside legal costs;

●	costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws; and

●	all other expenses incurred by AEII, AE or us in connection with administering our business, including all expenses incurred by AEII in performing their respective obligations under the Investment Advisory Agreement, reimbursement of AEII under the Administration Agreement, and the reimbursement of the compensation of our chief financial officer and chief compliance officer and their respective staffs paid by AEII, subject to the limitations included in the Investment Advisory Agreement and Administration Agreement, as applicable.

Financial Condition, Liquidity and Capital Resources

In [●] 2021, AEII or its affiliates subscribed to purchase an aggregate of $50,000 of our Units at $10.00 per share, which represents the initial public offering price in this IPO, net of selling discounts and commissions. AEII or its affiliates will not tender these Units for repurchase, as long as AEII remains our investment adviser. There is no current intention for AEII to discontinue in their respective roles.

Prior to investing in our target investments, we will invest the net proceeds from this IPO offering (once the minimum amount has been raised ($3 million) and released from escrow) primarily in cash, cash equivalents, U.S. government securities, and high-quality debt instruments maturing in one year or less from the time of investment, consistent with our closed-end fund election and our election to be taxed as a RIC.

Subject to the limitations of the 1940 Act, we may borrow funds to make investments, including before we have fully invested the proceeds of this IPO, to the extent we determine that additional capital would allow us to take advantage of additional investment opportunities, if the market for debt financing presents attractively priced debt financing opportunities, or if our board of managers determines that leveraging our portfolio would be in our best interests and the best interests of our Members, though we have not decided whether, and to what extent, we will finance portfolio investments using debt. We do not currently anticipate issuing any preferred units of limited liability company interests.

RIC Status and Distributions

We intend to elect to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. Generally, a RIC is entitled to a deduction for federal income tax purposes for distributions paid to Members if it distributes at least 90% of its “Investment Company Taxable Income,” as defined by the Code, each year. To qualify for and maintain RIC tax treatment, we must, among other things, distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we need to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years and on which we paid no federal income tax.

Subject to our board of managers’ discretion and applicable legal restrictions, we intend to authorize and declare cash distributions on an annual basis and pay distributions on an annual basis beginning no later than the end of the first calendar quarter after the month in which the minimum offering requirement ($3 million) is met. Net capital gains, if any, will be distributed or deemed distributed annually. From time to time, we may also pay interim distributions at the discretion of our board of managers.

Each year, a statement on Form 1099-DIV identifying the source of the distribution (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of paid-in capital surplus which is a nontaxable distribution) will be mailed to our Members. Our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from this IPO. As a result, a portion of the distributions we make may represent a return of capital for tax purposes. The tax basis of our Member’s Units must be reduced by the amount of any return of capital distributions, which will result in an increase in the amount of any taxable gain (or a reduction in any deductible loss) on the sale of the Units. There can be no assurance that we will be able to sustain distributions at any particular level.

We intend to make any distributions in the form of cash out of assets legally available for such purpose, unless you elect to receive your distributions in additional Units of the Company, pursuant to our distribution reinvestment plan. We have adopted an “opt in” distribution reinvestment plan for our Members. As a result, if we make a distribution, our Members will receive their distributions in cash unless they specifically “opt in” to the distribution reinvestment plan so as to have their cash distributions reinvested in additional Units. Any distributions reinvested under the plan will nevertheless remain taxable to U.S. Members. If you hold Units in the name of a broker or financial intermediary, you should contact the broker or financial intermediary regarding your election to receive distributions in additional Units. See “Distribution Reinvestment Plan.”

We may fund our cash distributions to Members from any sources of funds available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets and non-capital gains proceeds from the sale of assets.

Critical Accounting Policies

Our financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, or U.S. GAAP, which requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Critical accounting policies are those that require the application of difficult, subjective or complex judgments by our Adviser, management and board of managers, often because of the need to make estimates about the effect of matters that are inherently uncertain and that may change in subsequent periods. In preparing the financial statements, our Adviser, management, and board of managers will make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. In preparing the financial statements, our Adviser, management, and board of managers also will utilize available information, including our past history, industry standards and the current economic environment, among other factors, in forming its estimates and judgments, giving due consideration to materiality. Actual results may differ from these estimates. In addition, other companies may utilize different estimates, which may impact the comparability of our results of operations to those of companies in similar businesses. As our expected operating results occur, we will describe additional critical accounting policies in the notes to our future financial statements in addition to those discussed below.

Valuation of Portfolio Investments

The value of our assets will be determined quarterly and at such other times that an event occurs that materially affects the valuation. The valuation is made pursuant to Section 2(a)(41) of the 1940 Act, which requires that we value our assets as follows: (i) the market price for those securities for which a market quotation is readily available, and (ii) for all other securities and assets, fair value, as determined in good faith by our board of managers. As a closed-end fund, Section 2(a)(41) of the 1940 Act requires the board of managers to determine in good faith the fair value of portfolio securities for which a market price is not readily available, and it will do so in conjunction with the application of our valuation procedures by our Adviser.

ASC Topic 820 clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each asset while employing a valuation process that is consistently followed. Determinations of fair value involve subjective judgments and estimates. Accordingly, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations in our financial statements.

In making fair value determinations, the following guidelines will generally be used.

Valuation Methods

Investments where a market price is readily available:

Generally, the value of our equity interests in public companies for which market quotations are readily available will be based upon the most recent closing public market price. If no sales of such interests occurred on the determination date, such interests shall be valued at the midpoint of the “bid” and the “asked” price at the close of business on such day. Portfolio securities that carry certain restrictions on sale will typically be consistently valued at a discount from the public market value of the security. Loans or investments traded over the counter and not listed on an exchange are valued at a price obtained from third-party pricing services, including, where appropriate, multiple broker dealers, as determined by AEII.

Notwithstanding the foregoing, if in the reasonable judgment of AEII, the price for any securities held by us and determined in the manner described above does not accurately reflect the fair value of such security, AEII will value such security at a price that reflects such security’s fair value and report such change in the valuation to the board of managers or its designee as soon as practicable.

Investments where a market price is not readily available:

Any securities or other assets that are not publicly traded or for which a market price is not otherwise readily available will be valued at a price that reflects such security’s fair value. With respect to such investments, the investments will be reviewed and valued using one or more of the following types of analyses:

(i)	Market comparable statistics and public trading multiples discounted for illiquidity, minority ownership and other factors for companies with similar characteristics.

(ii)	Valuations implied by third-party investments in the applicable portfolio companies.

(iii)	Discounted cash flow analysis, including a terminal value or exit multiple.

Below is a description of factors that our board of managers may consider when valuing our equity and debt investments where a market price is not readily available:

●	the size and scope of a portfolio company and its specific strengths and weaknesses;

●	prevailing interest rates for like securities;

●	expected volatility in future interest rates;

●	leverage;

●	call features, put features and other relevant terms of debt;

●	the borrower’s ability to adequately service its debt;

●	the fair market value of the portfolio company in relation to the face amount of its outstanding debt;

●	the quality of collateral securing our debt investments;

●	multiples of earnings before interest, tax, depreciation and amortization (“EBITDA”), cash flows, net income, revenues or, in some cases, book value or liquidation value; and

●	other factors deemed applicable.

All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or our actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners, or acquisition, recapitalization, and restructuring expenses or other related or non-recurring items. The choice of analyses and the weight assigned to such factors may vary across investments and may change within an investment if events occur that warrant such a change.

Valuation Process

With respect to investments for which market quotations are not readily available, we will undertake a multi-step valuation process each quarter, as described below:

●	our quarterly valuation process will begin with each portfolio company or investment being initially valued by AEII, with such valuation taking into account information received from various sources, including an independent valuation firm, if applicable;

●	AEII, and, if appropriate, the relevant investment professionals meet with the independent valuation firm to discuss the preliminary valuation;

●	AEII will respond and supplement the preliminary valuation to reflect any comments provided by the independent valuation firm;

●	our audit committee meets with AEII and the independent valuation firm to discuss the assistance provided and the results of the independent valuation firm’s review; and

●	our board of managers will discuss the valuation and will determine the fair value of each investment in our portfolio in good faith based on various statistical and other factors, including the input and recommendation of AEII, the audit committee and any third-party valuation firm, if applicable.

Our board of managers will be responsible for the valuation of our portfolio investments at fair value as determined in good faith pursuant to our consistently applied valuation procedures and valuation process. We intend to value all of our Level 2 assets by using inputs from an independent third-party pricing service that will provide prevailing bid and ask prices that are screened for validity by the service from dealers on the date of the relevant period end. For investments for which the third-party pricing service is unable to obtain quoted prices, we intend to obtain bid and ask prices directly from dealers that make a market in such investments. To the extent that we hold investments for which no active secondary market exists, i.e. Level 3 assets, and, therefore, no bid and ask prices can be readily obtained, the Adviser will utilize an independent third-party valuation service to value such investments. We will periodically benchmark the bid and ask prices received from the third-party pricing service and valuations received from the third-party valuation service, as applicable, against the actual prices at which we purchase and sell our investments. We believe that these prices will be reliable indicators of fair value.

In addition to the foregoing, certain investments for which a market price is not readily available will be evaluated on a quarterly basis by an independent valuation firm and certain other investments will be on a rotational basis reviewed once over a twelve-month period by an independent valuation firm. Finally, certain investments will not be evaluated by an independent valuation firm unless the net asset value and other aspects of such investments in the aggregate exceed certain thresholds.

Revenue Recognition

We will record interest income on an accrual basis to the extent that we expect to collect such amounts. For loans and debt investments with contractual payment-in-kind, or PIK, interest that represents contractual interest accrued and added to the loan balance that generally becomes due at maturity, we will generally not accrue PIK interest if the portfolio company valuation indicates that such PIK interest is not collectible. We will not accrue as a receivable interest on loans and debt investments if we determine that it is probable that we will not be able to collect such interest. Loans will be placed on non-accrual status when principal or interest payments are past due 30 days or more and/or when there is reasonable doubt that principal or interest will be collected. Upfront loan origination fees, original issue discount and market discount or premium are capitalized, and we then amortize such amounts as interest income using the effective yield method. We record prepayment premiums on loans and debt investments as interest income.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

We will measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront loan origination fees and prepayment penalties. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

Organization Costs

Organization costs include, among other things, the cost of incorporating as a DE limited liability company (a LLC), including the cost of legal services and other fees pertaining to our organization. All organization costs will be funded by AEII and its affiliates and we will have no liability for such organization costs until we meet the minimum offering requirement ($3 million). We will expense organization costs when incurred, if and when AEII submits such costs for reimbursement. As of [●], 2021, AEII and its affiliates have incurred approximately $[●] of organization costs, which may be subject to reimbursement by us.

Offering Costs

Offering costs include, among other things, legal fees and other costs pertaining to the preparation of our registration statement in connection with the IPO. All offering costs will be funded by AEII and its affiliates and we will have no liability for such offering costs until we meet the minimum offering requirement ($3 million). We will capitalize offering costs when incurred and amortize them over a twelve-month period as an adjustment to capital in excess of par value following the effective date of the IPO and upon commencement of operations, if and when AEII submits such costs for reimbursement. The unamortized balance of these costs will be reflected in the balance sheet as deferred charges, net. As of [●], 2021, AEII and its affiliates have incurred approximately $[●] of offering costs, which may be subject to reimbursement by us.

Federal Income Taxes

As a RIC, in any fiscal year with respect to which we distribute at least 90 percent of the sum of our (i) investment company taxable income (which is generally our ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses) determined without regard to the deduction for dividends and distributions paid and (ii) net tax exempt interest income (which is the excess of our gross tax exempt interest income over certain disallowed deductions) (the “Annual Distribution Requirement”), we (but not our Members) generally will not be subject to U.S. federal income tax on investment company taxable income and net capital gains that we distribute to our Members. We intend to distribute annually all or substantially all of such income. To the extent that we retain our net capital gains or any investment company taxable income, we will be subject to U.S. federal income tax. We may choose to retain our net capital gains or any investment company taxable income, and pay the associated federal corporate income tax, including the federal excise tax described below.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax payable by us. To avoid this tax, we must distribute (or be deemed to have distributed) during each calendar year an amount equal to the sum of: (1) at least 98.0 percent of our ordinary income (not taking into account any capital gains or losses) for the calendar year; (2) at least 98.2 percent of the amount by which our capital gains exceed our capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made by us to use our taxable year); and (3) income realized, but not distributed, in preceding years (the “Excise Tax Avoidance Requirement”).

While we intend to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% federal excise tax, sufficient amounts of our taxable income and capital gains may not be distributed to avoid entirely the imposition of the tax. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

Because federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Distributions

Distributions to our Members will be recorded as of the record date. Subject to our board of managers’ discretion and applicable legal restrictions, we intend to authorize and declare cash distributions on a monthly basis and pay such distributions on an annual basis beginning no later than the end of the first calendar quarter after the month in which the minimum offering requirement ($3 million) is met. Net realized capital gains, if any, will be distributed or deemed distributed annually.

Capital Gains Incentive Fee

Pursuant to the terms of the Investment Advisory Agreement we will enter into with AEII, the incentive fee on capital gains will be determined and payable in arrears as of the end of each calendar year. Such a fee will equal 20% of our realized and unrealized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. On a quarterly basis, we will accrue for the capital gains incentive fee by calculating such fee as if it were due and payable as of the end of such period. Pursuant to an interpretation of the American Institute for Certified Public Accountants, or AICPA, Technical Practice Aid for investment companies, this fee will reflect the incentive fees that would be payable to AEII as if our entire portfolio was liquidated at its fair value as of the balance sheet date.

Contractual Obligations

Prior to the commencement of this IPO, we will enter into an agreement with AEII to provide us with investment advisory services. Payments for investment advisory services under the Investment Advisory Agreement in future periods will be equal to (a) an annual base management fee of 2.0% of our gross assets, excluding cash and cash equivalents, and (b) an incentive fee based on our performance. AEII, and to the extent requested to provide such services and such services are so provided, AEII, may be reimbursed for administrative expenses incurred on our behalf.

The incentive fee consists of two parts. The first part, which we refer to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears based upon our “pre-incentive fee net investment income” for the immediately preceding quarter and will be subject to a hurdle rate, measured quarterly and expressed as a rate of return on adjusted capital, as defined in our Investment Advisory Agreement, equal to 1.75% per quarter, or an annualized rate of 7.0%. The second part of the incentive fee, which we refer to as the incentive fee on capital gains, will be an incentive fee on capital gains will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement). This fee will equal 20% of our realized and unrealized capital gains on a cumulative basis from inception, calculated as of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees.

AEII’s affiliate, AE, will provide us with general ledger accounting, fund accounting and investor relations and other administrative services. We will enter into an administration agreement with AEII pursuant to which AEII will furnish us with administrative services necessary to conduct our day-to-day operations. AEII will be reimbursed for administrative expenses it incurs on our behalf in performing its obligations. Such costs will be reasonably allocated to us on the basis of assets, revenues, time records or other reasonable methods. We will not reimburse AEII for any services for which it receives a separate fee or for rent, depreciation, utilities or capital equipment.

If any of our contractual obligations discussed above are terminated, our costs may increase under any new agreements that we enter into with replacement service providers. We would also likely incur expenses in locating replacement parties to provide the foregoing services and negotiating terms to replace our existing agreements with AEII and AE. Any new Investment Advisory Agreement with AEII or administration agreement with AE would also be subject to approval by our Members.

Off-Balance Sheet Arrangements

We currently have no off-balance sheet arrangements, including any risk management of commodity pricing or other hedging practices.

Recently Issued Accounting Standards

We do not believe any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material adverse effect on our financial statements.

Related Party Transactions

Prior to the commencement of this IPO, we will enter into an Investment Advisory Agreement with AEII. Pursuant to the Investment Advisory Agreement, AEII will be paid a base management fee and certain incentive fees, if applicable. See “Investment Advisory Agreement.”

We will also enter into an administration agreement with AEII, pursuant to which we will reimburse AEII for expenses necessary for the performance of services related to our administration and operation, provided that such reimbursement will be the lower of AEII’s actual costs or the amount that we would be required to pay for comparable services in the same geographic location, and provided further that such costs will be reasonably allocated to us on the basis of assets, revenues, time records or other reasonable methods. See “Administration Agreement.”

We expect that our organization and offering costs (including reimbursement of costs incurred by AEII and its affiliates) will be approximately 1.5% of the gross proceeds from this IPO. If we sell the minimum number of Units ($3 million), then we estimate that we may incur up to approximately $45,000 of costs. If we sell the maximum number of Units ($97 million), then we estimate that we may incur up to approximately $1,455,000 of costs. As of            , 2021, AEII and its affiliates incurred organization costs and offering costs of approximately $           . Under the terms of the Investment Advisory Agreement, after we meet the minimum offering requirement ($3 million), AEII and certain of its affiliates, which includes AEII, will become entitled to receive reimbursement of up to 1.5% of the gross proceeds raised until all offering costs and organization costs have been reimbursed. Except for this provision in the administration agreement, there is no other agreement regarding the payment of the organization and offering costs incurred by AEII, or the reimbursement of any organization and offering costs funded by AEII. The decision to fund our organization and offering costs and the decision to seek reimbursement for such costs is solely at the discretion of AEII. As a result, we may or may not be requested to reimburse any costs funded by AEII.

In [●] 2021, pursuant to a private placement, AEII or its affiliates subscribed to purchase $50,000 of our Units at $10.00 per share, which represents the initial public offering price, net of selling discounts and commissions. AEII or its affiliates will not tender these Units for repurchase as long as AEII remains our investment adviser. There is no current intention for AEII to discontinue in their respective roles. In connection with the private placement we will issue Units for aggregate proceeds of $50,000, upon the satisfaction of the minimum offering requirement. As a result, upon achievement of the minimum offering requirement, we will have raised total gross proceeds of $3 million plus the proceeds received from the private placement.

Quantitative and Qualitative Disclosures about Market Risk

We will be subject to financial market risks, including changes in interest rates. In addition, in the future we may seek to borrow funds in order to make additional investments. Our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we would be subject to risks relating to changes in market interest rates. In periods of rising interest rates when we have debt outstanding, our cost of funds would increase, which could reduce our net investment income, especially to the extent we hold fixed rate investments. We expect that our long-term investments will be financed primarily with equity and long-term debt. If deemed prudent, we may use interest rate risk management techniques in an effort to minimize our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. Adverse developments resulting from changes in interest rates or hedging transactions could have a materially adverse effect on our business, financial condition and results of operations.

A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments, especially to the extent that we hold variable rate investments, and to declines in the value of any fixed rate investments we hold. To the extent that a majority of our investments may be in variable rate investments, an increase in interest rates could make it easier for us to meet or exceed our incentive fee hurdle rate, as defined in our Investment Advisory Agreement, and may result in a substantial increase in our net investment income, and also to the amount of incentive fees payable to AEII with respect to our increasing pre-incentive fee net investment income.

In addition, we have risks regarding portfolio valuation. See “Determination of Net Asset Value.”

Staffing

We do not currently have any employees and we do not currently intend to hire any in the future. The compensation of our chief financial officer and our chief compliance officer will be paid by AEII. We will reimburse AEII for the compensation paid to our chief financial officer and his staff and our chief compliance officer and his staff. See “Administration Agreement,” “Management — Board of Managers and Executive Officers — Executive Officers Who are Not Managers”.

Each of our executive officers described under “Management” is a principal or officer of AEII, which manages and oversees our investment operations. In the future, AEII may retain additional investment personnel based upon its needs. See “Investment Advisory Agreement.”

Facilities

Our administrative offices are located at 116 South Franklin Street, Rocky Mount, North Carolina 27804 and 5965 Ashford Ln, Naples, FL 34110. We believe that our office facilities are suitable and adequate for our business as it is contemplated to be conducted.

Legal Proceedings

Neither us, AEII nor AE is currently subject to any material legal proceedings, and, to our knowledge, no material legal proceeding is threatened. From time to time, we and individuals employed by AEII or AE may be party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies.

INVESTMENT OBJECTIVE AND STRATEGY

We are a newly organized, externally managed, non-diversified closed-end management investment company that intends to elect to be regulated as a closed-end fund under the 1940 Act. As such, we will be required to comply with certain regulatory requirements. We intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code.

We are externally managed by AEII, an affiliate of AE. Prior to the commencement of this IPO, AEII or its Affiliate will be a registered investment adviser under the Advisers Act. Our Adviser will oversee the management of our activities and will have responsibility for making investment decisions with respect to and providing day-to-day management and administration of our investment portfolio. All our investment decisions will be the sole responsibility of, and will be made at the sole discretion of, AEII, subject to ultimate oversight by our board of managers.

The Fund purpose is to invest in, acquire, hold and/or sell securities of private entities (“Portfolio Securities”).

The Fund investment objective (the “Investment Objective”) is to acquire Portfolio Securities at advantageous prices and to maximize the value of the Fund investments, to create and maintain investor wealth by over-weighting in private issuer stocks such as, potentially, IMPOSSIBLE Foods stock, SpaceX stock and Nano-C stock.

To provide diversification, the Fund intends to target other investments in other Elon Musk affiliated private companies such as The Boring Company, as well as lesser known private companies such as Udemy, Stella Diagnostics, Affiliated Wealth Advisors, Instibanc and Instacart. Plus, the Fund may invest up to 25% of investable proceeds in other types of securities which the Fund Manager believes possess the potential for income and capital appreciation.

The Fund intends to focus the majority of its investments in restricted equity securities issued by companies such as, potentially. IMPOSSIBLE Foods Inc., a plant-based meat tech company, SpaceX, the rocket manufacturer and Nano-C, the nano-carbon materials provider (the “Issuer Securities”). The balance of the Fund investments will be in similarly situated private companies.

The Fund will be managed by AEII a Delaware registered limited liability company formed in 2020 as an asset management and consulting firm, which is the Managing Member (the “Manager”), whose intention is to pursue the Investment Objective of the Fund.

We believe that a critical and differentiating factor of our investment strategy is our ability to conduct detailed operational and strategic due diligence from the point of view of an owner and operator in addition to strong fundamental and detailed analysis from the point of view of a financial investor or lender. We believe that this analytical approach, which couples a deep understanding of a company’s income and cash flow statements, when private company information is available and the opportunities and risks associated with it, with a comprehensive analysis, facilitates an investment discipline that is biased towards stronger and more stable companies. We believe the broad operating experience and skills of our Adviser complement and enhance our extensive experience.

Investment Criteria/Guidelines

Our investment objective is to generate primarily large capital appreciation for our investors, in the future IPO of the portfolio companies we acquire their privately held and restricted stock.

The Fund purpose is to invest in, acquire, hold and/or sell securities of private entities (“Portfolio Securities”).

The offering is open to all investors of all sizes, both large and small investors.

We like to think that the Equal Access Portfolio Fund is “democratizing the private equity” space.

Before this Fund, you had to be a wealthy investor, institutional investor, a family office, a qualified investor, or an Accredited Investor to purchase stock of many pre-IPO, private issuers, whether directly or secondarily from private equity funds. Now, with the Equal Access Portfolio Fund, all investors of any size will have access to purchase interests in private company stocks before the private company stock’s IPO and are available for public stock trading.

The Fund primarily seeks out more mature, private companies who are close to a liquidity event, like an IPO or poised for a merger of equals with a private or public company or an acquisition by a large, public company.

While we believe that the criteria listed above are important in identifying and investing in prospective portfolio companies, not all of these criteria will be necessarily met by each prospective portfolio company.

Operating and Regulatory Structure

Our investment activities are managed by AEII and supervised by our board of managers, a majority of whom are independent. Pursuant to our Investment Advisory Agreement, we pay AEII an annual base management fee based on our gross assets as well as incentive fees based on our performance. See “Investment Advisory Agreement” for a description of the fees we pay to AEII.

Pursuant to an administration agreement, AEII provides us with general ledger accounting, fund accounting, and investor relations and other administrative services.

As a closed-end fund, we will be required to comply with certain regulatory requirements. Also, while we will be permitted to finance investments using debt, our ability to use debt is limited in certain significant respects pursuant to the 1940 Act. Within the limits of existing regulation, we will adjust our use of debt, according to market conditions, to the level we believe will allow us to generate maximum risk-adjusted returns. See “Regulation.” We intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code.

Sources of Income

The primary means through which our Members will receive a return of value is through interest income, dividends and capital gains generated by our investments. In addition, we may generate revenue in the form of commitment, origination, structuring or diligence fees, monitoring fees, fees for providing managerial assistance and possibly consulting fees and performance-based fees.

Risk Management

We seek to limit the downside potential of our investment portfolio by:

●	applying our investment strategy guidelines for portfolio investments;

●	requiring a total return on investments (including both preferred interest and potential appreciation) that adequately compensates us for equity risk; and

●	creating and maintaining a broad portfolio of investments, size permitting, with an adequate number of companies across different industries.

Realization. Finally, our Adviser’s investment processes consist of a comprehensive assessment of transaction exits under multiple scenarios and timelines. As various scenarios unfold, the investment team monitors the relationship between executable exit value (where one exists) and a proprietary assessment of intrinsic value, derived as part of our Adviser’s investment process. Where applicable, our Adviser would consider exiting a position if it believed that the exit value exceeded its assessment of intrinsic value.

Managerial Assistance

As a closed-end fund, we must offer, and provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. Depending on the nature of the assistance required, AEII or AE will provide such managerial assistance on our behalf to portfolio companies that request such assistance. To the extent fees are paid for these services, we, rather than AEII or AE, will retain any fees paid for such assistance.

DETERMINATION OF NET ASSET VALUE

We intend to determine the net asset value of our investment portfolio each quarter. Securities that are publicly traded will be valued at the reported closing price on the valuation date. Securities that are not publicly traded will be valued at fair value as determined in good faith by our board of managers. In connection with that determination, we expect that the Adviser will provide our board of managers with portfolio company valuations which will be based on relevant inputs, including, but not limited to, indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by third-party valuation services.

ASC Topic 820, Fair Value Measurements and Disclosure, issued by the FASB, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each asset while employing a valuation process that is consistently followed. Determinations of fair value involve subjective judgments and estimates. Accordingly, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations in our financial statements.

In making fair value determinations, the following guidelines will generally be used.

Valuation Methods

Investments where a market price is readily available:

Generally, the value of our equity interests in public companies for which market quotations are readily available will be based upon the most recent closing public market price. If no sales of such interests occurred on the determination date, such interests shall be valued at the midpoint of the “bid” and the “asked” price at the close of business on such day. Portfolio securities that carry certain restrictions on sale will typically be consistently valued at a discount from the public market value of the security. Loans or investments traded over the counter and not listed on an exchange are valued at a price obtained from third-party pricing services, including, where appropriate, multiple broker dealers, as determined by the Adviser.

Notwithstanding the foregoing, if in the reasonable judgment of the Adviser, the price for any securities held by us and determined in the manner described above does not accurately reflect the fair value of such security, the Adviser will value such security at a price that reflects such security’s fair value and report such change in the valuation to the board of managers or its designee as soon as practicable.

Investments where a market price is not readily available:

Any securities or other assets that are not publicly traded or for which a market price is not otherwise readily available will be valued at a price that reflects such security’s fair value. With respect to such investments, the investments will be reviewed and valued using one or more of the following types of analyses:

(i)	Market comparable statistics and public trading multiples discounted for illiquidity, minority ownership and other factors for companies with similar characteristics.

(ii)	Valuations implied by third-party investments in the applicable portfolio companies.

(iii)	Discounted cash flow analysis, including a terminal value or exit multiple.

Below is a description of factors that our board of managers may consider when valuing our equity investments where a market price is not readily available:

●	the size and scope of a portfolio company and its specific strengths and weaknesses;

●	leverage;

●	call features, put features and other relevant terms of the equity;

●	the company’s position in its industry;

●	the fair market value of the portfolio company in relation to the face amount of its outstanding debt;

●	the quality of collateral securing our equity investments;

●	multiples of earnings before interest, tax, depreciation, and amortization (“EBITDA”), cash flows, net income, revenues or, in some cases, book value or liquidation value; and

●	other factors deemed applicable.

All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or our actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners, or acquisition, recapitalization, and restructuring expenses or other related or non-recurring items. The choice of analyses and the weight assigned to such factors may vary across investments and may change within an investment if events occur that warrant such a change.

Unrealized appreciation and depreciation on total return swaps represents the change in fair value plus net accrued interest of the underlying reference assets.

Valuation Process

With respect to investments for which market quotations are not readily available, we will undertake a multi-step valuation process each quarter, as described below:

●	our quarterly valuation process will begin with each portfolio company or investment being initially valued by the Adviser, with such valuation taking into account information received from various sources, including an independent valuation firm, if deemed necessary by the Adviser;

●	the Adviser, and, if appropriate, the relevant investment professionals meet with the independent valuation firm to discuss the preliminary valuation, if one is conducted;

●	the Adviser responds and supplements the preliminary valuation to reflect any comments provided by the independent valuation firm;

●	our audit committee meets with the Adviser and the independent valuation firm to discuss the assistance provided and the results of the independent valuation firm’s review; and

●	our board of managers will discuss the valuation and will determine the fair value of each investment in our portfolio in good faith based on various statistical and other factors, including the input and recommendation of the Adviser, the audit committee and any third-party valuation firm, if applicable.

Our board of managers will be responsible for the valuation of our portfolio investments at fair value as determined in good faith pursuant to our consistently applied valuation procedures and valuation process. For investments for which the third-party pricing service is unable to obtain quoted prices, we intend to obtain bid and ask prices directly from dealers that make a market in such investments. To the extent that we hold investments for which no active secondary market exists, and, therefore, no bid and ask prices can be readily obtained, the Adviser will utilize an independent third-party valuation service to value such investments. We will periodically benchmark the bid and ask prices received from the third-party pricing service and valuations received from the third-party valuation service, as applicable, against the actual prices at which we purchase and sell our investments. We believe that these prices will be reliable indicators of fair value.

In addition to the foregoing, certain investments for which a market price is not readily available will be evaluated on a quarterly basis by an independent valuation firm and certain other investments will be on a rotational basis reviewed once over a twelve-month period by an independent valuation firm. Finally, certain investments will not be evaluated by an independent valuation firm unless the net asset value and other aspects of such investments in the aggregate exceed certain thresholds.

MANAGEMENT

Our business and affairs are managed under the direction of our board of managers. The board of managers will consist of three members, two of whom are not “interested persons” of the company, as defined in Section 2(a)(19) of the 1940 Act and are “independent” consistent with the rules of the Nasdaq Stock Market. Our board of managers appoints our officers. The board of managers may remove any officer if it finds that such removal is in our best interest.

Board of Managers

Our managers are divided into three classes. Each class of managers will hold office for a three-year term. However, the initial members of the three classes have initial terms of two and three years, respectively. At each annual meeting of our Members, the successors to the class of managers whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of Members held in the third year following the year of their election. Each manager will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Managers

Information regarding our board of managers is set forth below. We have divided the managers into two groups — independent (or non-interested) managers and interested managers. As described below under “Committees of the Board of Managers—Nominating and Corporate Governance Committee,” the board of managers will identify certain desired attributes for manager nominees. We believe each of our managers currently demonstrate high character and integrity, superior credentials and recognition in his respective field and the relevant expertise and experience upon which to be able to offer advice and guidance to our management. We believe each of our managers will also have sufficient time available to devote to our affairs, will be able to work with the other members of the board of managers and contribute to our success and will be able to represent the long-term interests of our Members. Our managers will be selected with the intent that the board of managers represents a range of backgrounds and experience. Set forth below is biographical information of each manager, including a discussion of such manager’s particular experience, qualifications, attributes or skills that lead us to conclude, as of the date of this prospectus, that such individual should serve as a manager, in light of our business and structure. The address for each manager is c/o Advisors Equity II, LLC, 116 Franklin Street, Rocky Mount, North Carolina 27804.

NAME	AGE	MANAGER SINCE	EXPIRATION OF TERM
Interested Managers
Edward Baker	74	2021	2024

Independent Managers
To Be Named		2021	2024
To Be Named		2021	2023

Interested Managers

Edward Baker, Manager, Chairman and Chief Executive Officer. Mr. Baker founded AEII in 2020. Mr. Baker serves as Managing Member of AE. AE provides administrative services to the Company and owns AEII, which provides adviser services to the Company pursuant to an investment adviser agreement. Mr. Baker is an interested person, as defined in the 1940 Act, due to his positions as manager, chairman and chief executive officer of AEII and Managing Member of AE.

Mr. Baker also serves as the Managing Member of IAMC, LLC since 2010, which is the Managing Member of AE. AE is a private equity firm managing the Advisors Equity Funds for Accredited Investors. Previously he served as Chairman and CEO of Mesa Holdings, Inc., a holding company of SEC Registered Investment Adviser firms. Prior to this, Mr. Baker was the portfolio manager for Baker 500 Corporation, an asset management firm based on Mr. Baker’s proprietary investment methodology in large-cap equities.

Mr. Baker formerly served as CEO and Chief Investment Officer for Piper Jaffray Trust Company and as CEO and Chairman of Piper Trust Funds, Inc., a family of mutual funds. Mr. Baker also formerly served as SVP of international investment advisor AIB Govett and prior to this he served as SVP Correspondent Banking at Norwest Banks, now operating as Wells Fargo Bank.

He received his undergraduate degree in Business Administration and Economics from Park University and MBA from the Kellogg School of Management at Northwestern University.

Independent Managers

The two Managers to be named are considered independent for purposes of the 1940 Act.

Manager	Dollar Range of Equity Securities in the Registrant(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies overseen by Manager in Family of Investment Companies(1)
	None	None
	None	None
	None	None

(1)	As of , 2021.

Manager	Name of Owners and Relationships to Manager(1)	Company(1)	Title of Class(1)	Value of Securities(1)	Percent of Class(1)
	None	None	None	None	None
	None	None	None	None	None

(1)	As of , 2021.

Executive Officers

The following persons serve as our executive officers in the following capacities:

Name	Age	Positions Held
Edward Baker	74	Chairman and Chief Executive Officer (see background above).
TBD		Chief Financial Officer

TBD, Chief Financial Officer.

The address for each executive officer is c/o Advisors Equity II, LLC, 116 Franklin Street, Rocky Mount, North Carolina 27804.

Risk Oversight and Board Structure

Our board of managers will monitor and perform an oversight role with respect to our business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to us. Among other things, our board of managers will approve the appointment of the Adviser and officers, review and monitor the services and activities performed by the Adviser and executive officers and approve the engagement and review the performance of our independent public accounting firm.

Under our LLC Agreement, our board of managers may designate a chairman to preside over the meetings of the board of managers and meetings of the Members and to perform such other duties as may be assigned to him by the board. We do not have a fixed policy as to whether the chairman of the board should be an independent manager and believe that we should maintain the flexibility to select the chairman and reorganize the leadership structure, from time to time, based on the criteria that is in our best interests at such times.

Presently, Mr. Baker serves as the chairman of our board of managers. Mr. Baker is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act because he controls AEII and AE. We believe that Mr. Baker’s history with us and his familiarity with our investment platform, in particular, qualify him to serve as the chairman of our board of managers. We believe that we are best served through this existing leadership structure, as Mr. Baker’s relationship with the Company provides an effective bridge and encourages an open dialogue between management and the board of managers, ensuring that both groups act with a common purpose.

Our board of managers does not currently have a designated lead independent manager. We are aware of the potential conflicts that may arise when a non-independent manager is chairman of the board, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the independent managers in executive session without the presence of interested managers and management, the establishment of audit and nominating and corporate governance committees comprised solely of independent managers and the appointment of a chief compliance officer, with whom the independent managers will meet regularly without the presence of interested managers and other members of management, for administering our compliance policies and procedures.

We recognize that different board leadership structures are appropriate for companies in different situations. We intend to re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.

Our board of managers is expected to perform its risk oversight function primarily through (a) its two standing committees, the audit committee and the nominating and corporate governance committee, which will report to the entire board of managers and will be comprised solely of independent managers, and (b) active monitoring of our chief compliance officer and our compliance policies and procedures.

As described below in more detail under “Committees of the Board of Managers,” the audit committee and the nominating and corporate governance committee will assist the board of managers in fulfilling its risk oversight responsibilities. The audit committee’s risk oversight responsibilities will include overseeing our accounting and financial reporting processes, our systems of internal controls regarding finance and accounting, and audits of our financial statements. The nominating and corporate governance committee’s risk oversight responsibilities will include selecting, researching and nominating managers for election by our Members, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and our management.

Our board of managers will also perform its risk oversight responsibilities with the assistance of the chief compliance officer. The board of managers expects to annually review a written report from the chief compliance officer discussing the adequacy and effectiveness of our compliance policies and procedures and our service providers. The chief compliance officer’s annual report will seek to address at a minimum (a) the operation of our compliance policies and procedures and our service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the chief compliance officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the board of managers would reasonably need to know to oversee our compliance activities and risks. In addition, the chief compliance officer will meet separately in executive session with the independent managers at least once each year.

We believe that our board’s role in risk oversight will be effective and appropriate given the extensive regulation to which we will already be subject as a closed-end fund. As a closed-end fund, we will be required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness will be limited such that our asset coverage must equal at least 200% immediately after each time we incur indebtedness, we will generally have to invest at least 70% of our total assets in “qualifying assets” and we will not generally be permitted to invest in any portfolio company in which one of our affiliates currently has an investment. See the sections entitled “Regulation” and “Certain Relationships and Related Party Transactions.”

We recognize that different board roles in risk oversight are appropriate for companies in different situations. We will re-examine the manners in which the board administers its oversight function on an ongoing basis to ensure that they continue to meet our needs.

Committees of the Board of Managers

Audit committee

The audit committee operates pursuant to a charter approved by our board of managers. The charter sets forth the responsibilities of the audit committee. The primary function of the audit committee is to serve as an independent and objective party to assist the board of managers in fulfilling its responsibilities for overseeing and monitoring the quality and integrity of our financial statements, the adequacy of our system of internal controls, the review of the independence, qualifications and performance of our registered public accounting firm, and the performance of our internal audit function. The audit committee is presently composed of two persons, including TBD (Chairperson) and TBD, all of whom are considered independent for purposes of the 1940 Act. Our board of managers has determined that both TBD and TBD qualify as an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Exchange Act. Each of the members of the audit committee meet the current independence and experience requirements of Rule 10A-3 of the Exchange Act and, in addition, is not an “interested person” of the Company or of the Adviser as defined in Section 2(a)(19) of the 1940 Act.

Nominating and corporate governance committee

The nominating and corporate governance committee operates pursuant to a charter approved by our board of managers. The members of the nominating and corporate governance committee are TBD and TBD, both of whom are considered independent under the rules of the Nasdaq Stock Market and are not “interested persons” of the Company or AEII, as that term is defined in Section 2(a)(19) of the 1940 Act. TBD serves as Chairman of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for selecting, researching and nominating managers for election by our Members, selecting nominees to fill vacancies on the board of managers or a committee thereof, developing and recommending to the board of managers a set of corporate governance principles and overseeing the evaluation of the board of managers and our management. The nominating and corporate governance committee currently does not consider nominees recommended by our Members.

The nominating and corporate governance committee seeks candidates who possess the background, skills and expertise to make a significant contribution to the Company, our board of managers, and our Members. In considering possible candidates for election as a manager, the nominating committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting managers who:

●	are of high character and integrity;

●	are accomplished in their respective fields, with superior credentials and recognition;

●	have relevant expertise and experience upon which to be able to offer advice and guidance to management;

●	have sufficient time available to devote to our affairs;

●	are able to work with the other members of the board of managers and contribute to our success;

●	can represent the long-term interests of our Members as a whole; and

●	are selected such that the board of managers represents a range of backgrounds and experience.

The nominating and corporate governance committee has not adopted a formal policy with regard to the consideration of diversity in identifying manager nominees. In determining whether to recommend a manager nominee, the nominating and corporate governance committee considers and discusses diversity, among other factors, with a view toward the needs of the board of managers as a whole. The nominating and corporate governance committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the board of managers, when identifying and recommending manager nominees. The nominating and corporate governance committee believes that the inclusion of diversity as one of many factors considered in selecting manager nominees is consistent with the nominating and corporate governance committee’s goal of creating a board of managers that best serves our needs and the interests of our Members.

Compensation of Managers

Prior to meeting our minimum offering requirement ($3 million), our managers are not entitled to compensation. Subsequent to meeting our minimum offering requirement, our managers who do not also serve in an executive officer capacity for us or AEII are entitled to receive annual cash retainer fees, fees for attending board and committee meetings and annual fees for serving as a committee chairperson, determined based on our net asset value as of the end of each fiscal quarter. These managers will be [●] and [●]. Amounts payable under this arrangement will be determined and paid quarterly in arrears as follows:

Net Asset Value	Cash Retainer	Meeting Fee	Chairperson Fee
Less than $3 million	$0	$0	$0
$7million to $10 million	$30,000	$350	$5,000
$11 million to $25 million	$40,000	$600	$10,000
$26 million to $40 million	$60,000	$700	$20,000
Greater than $41 million	$80,000	$800	$25,000

We will also reimburse each of the above managers for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time. We will not pay compensation to our managers who also serve in an executive officer capacity for us or AEII.

Compensation of Executive Officers

Our executive officers will not receive any direct compensation from us. We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees or contractors of AEII or AE, pursuant to the terms of the Investment Advisory Agreement or administration agreement, respectively. Each of our executive officers is an employee of AEII, and the day-to-day investment operations and administration of our portfolio are managed by AEII. In addition, we reimburse AEII for our allocable portion of expenses incurred by AE in performing its obligations under the administration agreement, including the allocable portion of the cost of their respective officers and staffs determined under the investment advisory and administration agreements.

The Investment Advisory Agreement and the administration agreement provide that AEII or AE, respectively, and their respective officers, managers, controlling persons and any other person or entity affiliated with it acting as our agent shall be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by AEII or AE or such other person, and AEII, AE and such other person shall be held harmless for any loss or liability suffered by us, if (i) AEII or AE has determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests, (ii) AEII or AE or such other person was acting on behalf of or performing services for us, and (iii) the liability or loss suffered was not the result of negligence or misconduct by AEII, AE or an affiliate thereof acting as our agent; provided that such indemnification may only be recoverable out of our net assets and not from our Members.

PORTFOLIO MANAGEMENT

The management of our investment portfolio is the responsibility of our Adviser and the Investment Committee. We consider these individuals to be our portfolio managers. The Investment Committee meets regularly to consider our investments, direct our strategic initiatives and supervise the actions taken by the Adviser on our behalf. In addition, the Investment Committee reviews and determines whether to recommend prospective investments to our board of managers and monitors the performance of our investment portfolio. Each investment opportunity requires the recommendation of the Investment Committee and approval of our board of managers. Follow-on investments in existing portfolio companies may also require the Investment Committee’s recommendation and approval of our board of managers. In addition, temporary investments, such as those in cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less, may require recommendation by the Investment Committee and approval of our board of managers.

None of our Adviser’s investment professionals receive any direct compensation from us in connection with the management of our portfolio. The members of the Investment Committee, through their financial interests in our Adviser, have a financial interest in the profits earned by our Adviser, which includes any fees payable to our Adviser under the terms of our Investment Advisory Agreement. Their compensation package from the Adviser includes some combination of fixed draw and variable incentive compensation based primarily on performance for services provided.

INVESTMENT ADVISORY AGREEMENT

The Adviser will serve as our investment adviser subsequent to completion of this IPO. The Adviser or its Affiliate will be registered with the SEC as an investment adviser under the Advisers Act prior to the commencement of this IPO. Subject to the overall supervision of our board of managers, the Adviser will manage the day-to-day operations of, and provide investment advisory and management services to, us. Under the terms of our Investment Advisory Agreement, the Adviser will, among other things:

●	determine the composition and allocation of our investment portfolio, the nature and timing of the changes therein and the manner of implementing such changes;

●	identify, evaluate and negotiate the structure of the investments we make (including performing due diligence on our prospective portfolio companies);

●	execute, monitor and service the investments we make;

●	determine the securities and other assets that we will purchase, retain or sell;

●	perform due diligence on prospective investments and portfolio companies; and

●	provide us with other investment advisory, research and related services as we may from time to time require.

The Adviser’s services under the Investment Advisory Agreement are exclusive to us, and the Adviser has agreed not to furnish similar services to other entities to ensure its services to us are not impaired.

Pursuant to the Investment Advisory Agreement, we have agreed to pay the Adviser a fee for its services consisting of two components—a base management fee and an incentive fee.

Management Fee

The base management fee will be calculated at an annual rate of 2.0% of our end-of-period gross assets payable quarterly in arrears. For purposes of calculating the base management fee, the term “gross assets” includes any assets acquired with the proceeds of leverage. For the first quarter of our operations, the base management fee will be calculated based on the initial value of our gross assets. Subsequently, the base management fee will be calculated based on a comparison of our gross assets at the end of the two most recently completed calendar quarters. Base management fees for any partial quarter will be appropriately prorated.

Incentive Fee

The incentive fee will be divided into two parts: (i) a subordinated incentive fee on income and (ii) an incentive fee on capital gains. Each part of the incentive fee is outlined below.

The first part, which we refer to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears based upon our “pre-incentive fee net investment income” for the immediately preceding quarter. The subordinated incentive fee on income will be subject to a hurdle rate, measured quarterly and expressed as a rate of return on adjusted capital at the beginning of the most recently completed calendar quarter, of 1.75% (7.0% annualized), subject to a “catch up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees, other than fees for providing managerial assistance, such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses reimbursed to AEII under the administration agreement and any interest expense and dividends paid on any issued and outstanding preferred unit, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. For purposes of this fee, adjusted capital will mean cumulative gross proceeds generated from issuances of our Units (including our distribution reinvestment plan) reduced for distributions to investors that represent a return of capital and amounts paid for share repurchases pursuant to our share repurchase program. The calculation of the subordinated incentive fee on income for each quarter is as follows:

●	No subordinated incentive fee on income will be payable to AEII in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate of 1.75% (the “hurdle rate”).

●	100% of our pre-incentive fee net investment income, if any, that exceeds the hurdle rate, but is less than or equal to 2.1875% in any calendar quarter (8.75% annualized) will be payable to AEII. We refer to this portion of our pre-incentive fee net investment income as the “catch-up.” The “catch-up” provision is intended to provide AEII with an incentive fee of 20.0% on all of our pre-incentive fee net investment income when our pre-incentive fee net investment income reaches 2.1875% in any calendar quarter.

●	20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) will be payable to AEII once the hurdle rate is reached and the catch-up is achieved (20.0% of all pre-incentive fee net investment income thereafter is allocated to AEII).

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Subordinated Incentive Fee on

Pre-Incentive Fee Net Investment Income

(expressed as a percentage of average adjusted capital)

Percentage of Pre-Incentive Fee Net Investment Income Allocated to Quarterly Incentive Fee

These calculations will be appropriately prorated for any period of less than three months and adjusted, if appropriate, for any equity capital raises or repurchases during the applicable calendar quarter.

The second part of the incentive fee, which we refer to as the incentive fee on capital gains, will be an incentive fee on capital gains will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement). This fee will equal 20% of our realized and unrealized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

Because of the structure of the subordinated incentive fee on income and the incentive fee on capital gains, it is possible that we may pay such fees in a quarter where we incur a net loss. For example, if we receive pre-incentive fee net investment income in excess of the 1.75% on average adjusted capital for a quarter, we will pay the applicable incentive fee even if we have incurred a net loss in the quarter due to a realized or unrealized capital loss. AEII will not be under any obligation to reimburse us for any part of the incentive fee it receives that is based on prior period accrued income that we never receive as a result of a subsequent decline in the value of our portfolio.

The fees that are payable under the Investment Advisory Agreement for any partial period will be appropriately prorated. The fees will also be calculated using a detailed policy and procedure approved by AEII and our board of managers, including a majority of the independent managers, and such policy and procedure will be consistent with the description of the calculation of the fees set forth above.

AEII may elect to defer or waive all or a portion of the fees that would otherwise be paid to it in its sole discretion. Any portion of a fee not taken as to any month, quarter or year will be deferred without interest and may be taken in any such other month prior to the occurrence of a liquidity event as AEII may determine in its sole discretion.

Example 1: Subordinated Incentive Fee on Income for Each Calendar Quarter*

Scenario 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.00%

Hurdle rate(1) = 1.75%

Base management fee(2) = 0.5%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-incentive fee net investment income

(investment income — (base management fee + other expenses) = 1.30%

Pre-incentive fee net investment income does not exceed the hurdle rate, therefore there is no subordinated incentive fee on income payable.

Scenario 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.60%

Hurdle rate(1) = 1.75%

Base management fee(2) = 0.5%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-incentive fee net investment income

(investment income — (base management fee + other expenses) = 1.9%

Subordinated incentive fee on income = 100% × pre-incentive fee net investment income (subject to “catch-up”)(4)

= 100% x (1.9% – 1.75%)

= 0.15%

Pre-incentive fee net investment income exceeds the hurdle rate, but does not fully satisfy the “catch-up” provision, therefore the subordinated incentive fee on income is 0.2%.

Scenario 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.2%

Hurdle rate(1) = 1.75%

Base management fee(2) = 0.5%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-incentive fee net investment income

(investment income — (base management fee + other expenses) = 2.5%

Catch up = 100% × pre-incentive fee net investment income (subject to “catch-up”)(4)

Subordinated incentive fee on income = 100% × “catch-up” + (20.0% × (pre-incentive fee net investment income – 2.1875%))

Catch up = 2.1875% – 1.75%

= 0.4375%

Subordinated incentive fee on income = (100% × 0.4375%) + (20% × (2.5% – 2.1875%))

= 0.4375% + (20% × 0.3125%)

= 0.4375% + 0.0625%

= 0.5%

Pre-incentive fee net investment income exceeds the hurdle rate and fully satisfies the “catch-up” provision, therefore the subordinated incentive fee on income is 0.5%.

(1)	Represents 7.0% annualized hurdle rate.

(2)	Represents 2% annualized base management fee on gross assets. Examples assume assets are equal to adjusted capital.

(3)	Excludes organization and offering expenses.

(4)	The “catch-up” provision is intended to provide AEII with an incentive fee of 20% on all pre-incentive fee net investment income when our net investment income exceeds 2.1875% in any calendar quarter.

Example 2: Incentive Fee on Capital Gains*

Scenario 1:

Assumptions

Year 1: $20 million investment made in Company A (“Investment A”) and $30 million investment made in Company B (“Investment B”).

Year 2: Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million.

Year 3: FMV of Investment B determined to be $25 million.

Year 4: Investment B sold for $31 million.

The incentive fee on capital gains, if any, would be:

Year 1: None.

Year 2: Incentive fee on capital gains of $6 million ($30 million realized capital gains on sale of Investment A multiplied by 20%).

Year 3: None → $5 million (20% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains fee paid in Year 2).

Year 4: Incentive fee on capital gains of $200,000 → $6.2 million ($31 million cumulative realized capital gains multiplied by 20%) less $6 million (incentive fee on capital gains taken in Year 2).

Scenario 2

Assumptions

Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”).

Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million.

Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million.

Year 4: FMV of Investment B determined to be $35 million.

Year 5: Investment B sold for $20 million.

The incentive fee on capital gains, if any, would be:

Year 1: None.

Year 2: $5 million incentive fee on capital gains → 20% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B).

Year 3: $1.4 million incentive fee on capital gains → $6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million incentive fee on capital gains received in Year 2.

Year 4: None.

Year 5: None → $5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative incentive fee on capital gains paid in Year 2 and Year 3.

*	The returns shown are for illustrative purposes only. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in the examples above.

Payment of Our Expenses

Our primary operating expenses will be the payment of advisory fees under the Investment Advisory Agreement and the payment of other expenses under the administration agreement. Our investment advisory fees will compensate AEII for its work in identifying, evaluating, negotiating, executing, monitoring and servicing our investments. We will bear all other expenses of our operations and transactions, including, without limitation:

●	corporate and organizational expenses relating to borrowings and offerings of our Units and other securities and incurrences of indebtedness, subject to limitations included in the administration agreement;

●	the cost of calculating our net asset value, including the cost of any third-party valuation services;

●	the cost of effecting sales and repurchase of our Units and other securities;

●	investment advisory fees;

●	fees payable to third parties relating to, or associated with, making investments and valuing investments, including fees and expenses associated with performing due diligence reviews of prospective investments;

●	transfer agent and custodial fees;

●	fees and expenses associated with our marketing efforts;

●	interest payable on debt, if any, incurred to finance our investments;

●	federal and state registration fees;

●	federal, state and local taxes;

●	independent managers’ fees and expenses;

●	costs of proxy statements, Members’ reports and notices;

●	fidelity bond, managers and officers/errors and omissions liability insurance and other insurance premiums;

●	direct costs such as printing, mailing, long distance telephone, and staff;

●	fees and expenses associated with independent audits and outside legal costs, including compliance with the Sarbanes-Oxley Act;

●	costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws;

●	brokerage commissions for our investments; and

●	all other expenses incurred by AEII, AE or us in connection with administering our business, including all expenses incurred by AEII in performing their obligations under the Investment Advisory Agreement, and the reimbursement of the compensation of our chief financial officer and chief compliance officer and their respective staffs paid by AEII, to the extent they are not controlling persons of AEII or any of its affiliates, subject to the limitations included in the Investment Advisory Agreement and administration agreements, as applicable.

Reimbursement of AE

We will reimburse AE for the administrative expenses necessary for its performance of services to us, provided that such reimbursement will be the lower of AE’s actual costs or the amount that we would be required to pay for comparable administrative services in the same geographic location and provided further that such costs will be reasonably allocated to us on the basis of assets, revenues, time records or other reasonable methods. We will not reimburse AE for any services for which it receives a separate fee, nor for rent, depreciation, utilities, or capital equipment.

Duration and Termination

The Investment Advisory Agreement with AEII will become effective as of the date that we meet our minimum offering requirement. Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect for a period of two years from the date it first becomes effective and will remain in effect from year-to-year thereafter if approved annually by the board of managers or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our managers who are not interested persons. An affirmative vote of the holders of a majority of our outstanding voting securities is also necessary in order to make material amendments to the Investment Advisory Agreement.

As required by the 1940 Act, the Investment Advisory Agreement provides that we may terminate the agreement without penalty upon 60 days’ written notice to AEII. If AEII wishes to voluntarily terminate the Investment Advisory Agreement, it must give the Company a minimum of 60 days’ written notice prior to termination and must pay all expenses associated with its termination. The Investment Advisory Agreement may also be terminated, without penalty, upon the vote of the holders of a majority of our outstanding Units.

In addition, should we or AEII elect to terminate the Investment Advisory Agreement, a new investment adviser may not be appointed without approval of a majority of our outstanding Units, except in limited circumstances where a temporary adviser may be appointed without Member consent, consistent with the 1940 Act for a time period not to exceed 150 days.

Prohibited Activities

The Investment Advisory Agreement prohibits AEII from receiving or accepting any rebate, give-up or similar arrangement that is prohibited under federal or state securities laws. AEII is also prohibited from participating in any reciprocal business arrangement that would circumvent provisions of federal or state securities laws governing conflicts of interest or investment restrictions. Finally, AEII is prohibited from entering into any agreement, arrangement or understanding that would circumvent restrictions against dealing with affiliates or promoters under applicable federal or state securities laws.

Indemnification

The Investment Advisory Agreement provides that AEII and its officers, managers, controlling persons and any other person or entity affiliated with it acting as our agent will not be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by the adviser, nor will AEII be held harmless for any loss or liability suffered by us, unless (i) AEII has determined, in good faith, that the course of conduct that caused the loss or liability was in our best interests, (ii) AEII was acting on behalf of or performing services for us, (iii) the liability or loss suffered was not the result of negligence or misconduct by AEII or an affiliate thereof acting as our agent, and (iv) there exist sufficient assets of the Company to indemnify such person.

Organization of AEII

AEII is a Delaware limited liability company, and it or its Affiliate will be registered with the SEC as an investment adviser prior to the commencement of this IPO. The principal administrative address of AEII is c/o Advisors Equity II, LLC, 116 South Franklin Street, Rocky Mount, North Carolina 27804.

Board Approval of the Investment Advisory Agreement

Our Investment Advisory Agreement was approved by our board of managers and will become effective upon our satisfying the minimum offering requirement ($3 million). Such approval was made in accordance with, and on the basis of an evaluation satisfactory to our board of managers as required by, Section 15(c) of the 1940 Act and applicable rules and regulations thereunder, including a consideration of, among other factors, (i) the nature, quality and extent of the advisory and other services to be provided under the agreement, (ii) the investment performance of the personnel who manage investment portfolios with objectives similar to ours, (iii) comparative data with respect to advisory fees or similar expenses paid by other closed-end funds with similar investment objectives and (iv) information about the services to be performed and the personnel performing such services under each of the agreements.

ADMINISTRATION AGREEMENT

Administrative Services

We will enter into an administration agreement with AE for certain administrative services. AE will be reimbursed for administrative expenses it incurs on our behalf, including general ledger accounting, fund accounting, and investor relations and other administrative services. AE, also performs, or oversees the performance of, our required administrative services, which includes being responsible for the financial records that we will be required to maintain and preparing reports to our Members and reports filed with the SEC. In addition, AE assists us in calculating our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our Members, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others.

Additionally, as a closed-end fund, we must offer managerial assistance to our portfolio companies. This managerial assistance may include monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of our portfolio companies and providing other organizational and financial guidance. AEII or AE will make available such managerial assistance, on our behalf, to our portfolio companies. We may receive fees for these services and will reimburse AEII or AE, as applicable, for its allocated costs in providing such assistance, subject to review and approval by our board of managers.

We will reimburse AE for expenses necessary to perform services related to our administration and operations. The amount of this reimbursement will be the lesser of (1) AE’s actual costs incurred in providing such services and (2) the amount that we estimate we would be required to pay alternative service providers for comparable services in the same geographic location. AE will be required to allocate the cost of such services to us based on objective factors such as assets, revenues, time allocations and/or other reasonable metrics. Our board of managers will assess the reasonableness of such reimbursements based on the breadth, depth and quality of such services as compared to the estimated cost to us of obtaining similar services from third-party service providers known to be available. In addition, our board of managers will consider whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, our board of managers will compare the total amount paid to AE for such services as a percentage of our net assets to the same ratio as reported by other comparable closed-end funds. We will not reimburse AE for any services for which it will receive a separate fee, or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of AE.

Term; Effective Date

The administration agreement was approved by our board of managers on ______, 2021, and will become effective as of the date that we meet our minimum offering requirement. Unless earlier terminated as described below, the agreement will remain in effect for a period of two years from the date it first becomes effective and will remain in effect from year-to-year thereafter if approved annually by a majority of our managers who are not interested persons and either our board of managers or the holders of a majority of our outstanding voting securities.

We may terminate the administration agreement with AE on 60 days’ written notice without penalty.

Allocation of AEII’s Time

We rely on AEII to manage our day-to-day activities and to implement our investment strategy. The terms of the investment adviser agreement require AEII to provide its services exclusively to us. As a result, AEII will have no conflicts of interest in allocating their time between us and other competing activities and will function as a single purpose management company for our benefit. AEII will devote as much of its time to our business as AEII, in their judgment, determine is reasonably required to provide its services.

We believe that our executive officers will devote the time required to manage our business and expect that the amount of time a particular executive officer or affiliate devotes to us will vary during the course of the year and depend on our business activities at the given time. Because we have not commenced operations, it is difficult to predict specific amounts of time an executive officer or affiliate will devote to us.

Material Non-public Information

Our senior management, members of the Investment Committee and other investment professionals from AEII may serve as managers of, or in a similar capacity with, companies in which we invest or in which we are considering making an investment. Through these and other relationships with a company, these individuals may obtain material non-public information that might restrict our ability to buy or sell the securities of such company under the policies of the company or applicable law.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

After this IPO, no person will be deemed to control us, as such term is defined in the 1940 Act. However, prior to the completion of this IPO, AEII may be deemed to control us. The following table sets forth, as of the date of this prospectus, information with respect to the beneficial ownership of our Units by:

●	each person known to us to beneficially own more than 5% of the outstanding Common Units;

●	each of our managers and each executive officer; and

●	all of our managers and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There is no Units subject to options that are currently exercisable or exercisable within 60 days of the offering.

Name	Number of Units	Percentage assuming minimum offering amount is purchased		Percentage assuming maximum offering amount is purchased
Beneficial Owners of More Than 5%:(1)
AEII(2)	[●]		%		%

Managers and Executive Officers:(1)
Interested Managers
Edward Baker	[●]

Independent Managers
TBD and TBD	—	—		—

Other Executive Officers
TBD	—	—		—

All managers and officers as a group (4 persons)	[●]		%		%

(1)	The address of each beneficial owner is c/o Advisors Equity II, LLC, 116 Franklin Street, Rocky Mount, North Carolina 27804.

(2)	In [●] 2021, pursuant to a private placement, AEII or its affiliates subscribed to purchase an aggregate of $50,000 in our Units at a purchase price per share of $10.00, which reflects the offering price in this IPO, net of any selling discounts and commissions. Edward Baker is a manager of AEII.

DIVIDEND REINVESTMENT PLAN

Pursuant to our Dividend Reinvestment Plan (the “Plan”), our Members may elect to have their distributions of dividends and capital gains automatically reinvested to purchase our Units. Our transfer agent, , maintains the Plan (the “Plan Agent”). Every registered Member will be automatically enrolled in the Plan unless they opt-out of the Plan. Members who do not participate in the Plan will receive all distributions in cash.

If the Company declares a dividend or distribution payable either in cash or in Units and the market price of Units on the payment date for the distribution or dividend equals or exceeds the Company’s net asset value per share (“NAV”), the Company will issue Units of its Units to Plan participants at a value equal to the higher of NAV or 95% of the market price. The number of additional Units to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution or dividend to which such participant is entitled by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if dividends or distributions are payable only in cash, then participants will receive Units purchased by the Plan Agent on participants’ behalf on the Nasdaq Stock Market or otherwise on the open market. If the market price exceeds NAV before the Plan Agent has completed its purchases, the average per share purchase price may exceed NAV, resulting in fewer Units being acquired than if the Fund had issued new Units.

There are no brokerage charges with respect to Units issued directly by the Fund. However, whenever Units are purchased or sold on the Nasdaq Stock Market or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $ per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

Members participating in the Plan may buy additional Units of the Fund through the Plan at any time in amounts of at least $[●] per investment, up to a maximum of $[●], with a total calendar year limit of $ [●]. Members will be charged a $[●] transaction fee plus $[●] per share brokerage trading fee for each order. Purchases of additional Units of the Fund will be made on the open market. Members who elect to utilize monthly electronic fund transfers to buy additional Units of the Fund will be charged a $[●] transaction fee plus $[●] per share brokerage trading fee for each automatic purchase. Members can also sell Units held in the Plan account at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s web site at [●]. The Plan Agent will mail a check to you (less applicable brokerage trading fees) on the settlement date, which is three business days after your Units have been sold. If you choose to sell your Units through your broker, you will need to request that the Plan Agent electronically transfer your Units to your broker through the Direct Registration System.

Members participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at [●]. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If you withdraw, your Units will be credited to your account; or, if you wish, the Plan Agent will sell your full and fractional Units and send you the proceeds, less a transaction fee of $[●] and less brokerage trading fees of $[●] per share. If a Member does not maintain at least one whole share of Units in the Plan account, the Plan Agent may terminate such Member’s participation in the Plan after written notice. Upon termination, such Members will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.

Members who are not participants in the Plan may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at [●]. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If you wish to participate in the Plan and your Units are held in the name of a brokerage firm, bank or other nominee, please contact your nominee to see if it will participate in the Plan for you. If you wish to participate in the Plan, but your brokerage firm, bank or other nominee is unable to participate on your behalf, you will need to request that your Units be re-registered in your own name, or you will not be able to participate. The Plan Agent will administer the Plan on the basis of the number of Units certified from time to time by you as representing the total amount registered in your name and held for your account by your nominee.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 60 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 60 days before the record date for the payment of any dividend or distribution by the Fund.

All correspondence or additional information about the Plan should be directed to the Plan Agent at [●].

CERTAIN PROVISIONS OF OUR CERTIFICATE OF FORMATION AND Limited Liability Company Agreement*

*       To be completed by amendment.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our Units. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including Members subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our Units as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service, or IRS, regarding this IPO. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. Member” generally is a beneficial owner of our Units who is for U.S. federal income tax purposes:

●	a citizen or individual resident of the United States;

●	a corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

●	a trust, if a court in the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all decisions of the trust, or the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. Member” generally is a beneficial owner of our Units that is not a U.S. Member.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds our Units, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective Member that is a partner in a partnership holding our Units should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of our Units.

Tax matters are very complicated and the tax consequences to an investor of an investment in our Units will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

We intend to elect, as of the commencement of our operations, to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any income that we distribute to our Members. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax treatment, we must distribute to our Members, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a RIC

For any taxable year in which we qualify as a RIC and satisfy the Annual Distribution Requirement, we will not be subject to federal income tax on the portion of our income we distribute (or are deemed to distribute) to Members. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our Members.

We will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 of that calendar year and (3) any income recognized, but not distributed, in preceding years and on which we paid no federal income tax (the “Excise Tax Avoidance Requirement”). We generally will endeavor in each taxable year to avoid any U.S. federal excise tax on our earnings.

In order to qualify as a RIC for federal income tax purposes, we must, among other things:

●	continue to qualify as a closed-end fund under the 1940 Act at all times during each taxable year;

●

derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of unit or other securities, net income from certain “qualified publicly-traded partnerships,” or other income derived with respect to our business of investing in such unit or securities (the “90% Income Test”).

For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or unit. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our Members in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the Annual Distribution Requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to (i) satisfy the Annual Distribution Requirement and to otherwise eliminate our liability for U.S. federal income and excise taxes and (ii) to satisfy the Diversification Tests. However, under the 1940 Act, we are not permitted to make distributions to our Members while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation—Senior Securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement, the Excise Tax Avoidance Requirement or the Diversification Tests, we may make such dispositions at times that, from an investment standpoint, are not advantageous. The dispositions may also trigger negative income tax consequences for the period in which they occur.

We intend to invest a portion of our net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for us. U.S. federal income tax rules are not entirely clear about issues such as when we may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. We will address these and other issues to the extent necessary in order to seek to ensure that we distribute sufficient income so that we do not become subject to U.S. federal income or excise tax.

A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses). If our expenses in a given year exceed gross taxable income, we would have a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. Due to these limits on the deductibility of expenses, we may for U.S. federal income tax purposes have aggregate taxable income for several years that we distribute and that is taxable to our Members even if such income is greater than the aggregate net income we actually earn during those years. Such distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, a holder may receive a larger capital gain distribution than the holder would have received in the absence of such transactions.

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income; (ii) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (iv) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (v) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (vi) cause us to recognize income or gain without a corresponding receipt of cash; (vii) adversely affect the time as to when a purchase or sale of securities is deemed to occur; (viii) adversely alter the characterization of certain complex financial transactions; and (ix) produce income that will not be qualifying income for purposes of the 90% gross income test described above. We will monitor our transactions and may make certain tax elections in order to mitigate the potential adverse effect of these provisions.

Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such capital gain or loss generally will be long term or short term, depending on how long we held a particular warrant.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Members

Distributions by us generally are taxable to U.S. Members as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. Members to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional Units. To the extent such distributions paid by us to non-corporate Members (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”), may be eligible for a maximum tax rate of 20%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the preferential maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. Member as long-term capital gains that are currently generally taxable at a maximum rate of 20% in the case of individuals, trusts or estates, regardless of the U.S. Member’s holding period for his, her or its Units and regardless of whether paid in cash or reinvested in additional Units. Distributions in excess of our earnings and profits first will reduce a U.S. Member’s adjusted tax basis in such Member’s Units and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. Member.

Under our distribution reinvestment plan, our Members will have their cash dividends and distributions automatically reinvested in additional our Units, rather than receiving cash dividends and distributions, unless they opt out of our plan. Any dividends or distributions reinvested under the plan will nevertheless remain taxable to U.S. Members. A U.S. Member will have an adjusted basis in the additional Units purchased through the plan equal to the cash that would have been received if the Member had received the dividend or distribution in cash, unless we were to issue new Units that are trading at or above net asset value, in which case, the Member’s basis in the new Units would generally be equal to their fair market value. The additional Units will have a new holding period commencing on the day following the day on which the Units are credited to the U.S. Member’s account.

Although we currently intend to distribute any net long-term capital gains at least annually, we may in the future decide to retain some or all of our net long-term capital gains but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. Member will be required to include such Member’s share of the deemed distribution in income as if it had been distributed to the U.S. Member, and the U.S. Member will be entitled to claim a credit equal to such Member’s allocable share of the tax paid on the deemed distribution by us. The amount of the deemed distribution net of such tax will be added to the U.S. Member’s tax basis for its Units. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual Members will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. Member’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a Member’s liability for U.S. federal income tax. A Member that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our Members within 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

We may distribute taxable dividends that are payable in cash or additional Units at the election of each Member. Under certain applicable provisions of the Code and the U.S. Treasury regulations, distributions payable in cash or in Units at the election of Members are treated as taxable dividends. The IRS has issued private rulings indicating that this rule will apply even where the total amount of cash that may be distributed is limited to no more than 20% of the total distribution. Under these rulings, if too many Members elect to receive their distributions in cash, each such Member would receive a pro rata share of the total cash to be distributed and would receive the remainder of their distribution in Units. If we decide to make any distributions consistent with these rulings that are payable in part in Units, taxable Members receiving such dividends will be required to include the full amount of the dividend (whether received in cash, Units, or a combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. Member may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. Member sells the Units it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of the Units at the time of the sale. In addition, if a significant number of the Members determine to sell their Units in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our Units.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of distributions paid for that year, we may, under certain circumstances, elect to treat a distribution that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. Member will still be treated as receiving the distribution in the taxable year in which the distribution is made. However, any distribution declared by us in October, November or December of any calendar year, payable to Members of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. Members on December 31 of the year in which the distribution was declared.

If an investor purchases our Units shortly before the record date of a distribution, the price of the Units will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A Member generally will recognize taxable gain or loss if the Member sells or otherwise disposes of his, her or its own Units. The amount of gain or loss will be measured by the difference between such Member’s adjusted tax basis in the Units sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the Member has held his, her or its Units for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of our Units held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such Units. In addition, all or a portion of any loss recognized upon a disposition of our Units may be disallowed if other our Units are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, individual U.S. Members currently are generally subject to a maximum federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in our Units. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. In addition, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from us and net gains from redemptions or other taxable dispositions of our Units) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. Corporate U.S. Members currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate Members with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate Member in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate Members generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We (or if a U.S. Member holds Units through an intermediary, such intermediary) will send to each of our U.S. Members, as promptly as possible after the end of each calendar year, a notice detailing, the amounts includible in such U.S. Member’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of distributions, if any, eligible for the preferential maximum rate). Distributions paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not be attributable to dividends received by us. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. Member’s particular situation.

For any period that we are not considered to be a “publicly offered’’ RIC, a non-corporate Member’s pro rata portion of our affected expenses, including our management fees, will be treated as an additional dividend to the Member and will be deductible by such Member only to the extent permitted under the limitations described below. For non-corporate Members, including individuals, trusts, and estates, significant limitations generally apply to the deductibility of certain expenses of a non publicly offered RIC, including advisory fees. In particular, these expenses, referred to as miscellaneous itemized deductions, are deductible only to individuals to the extent they exceed 2% of such Member’s adjusted gross income, and are not deductible for alternative minimum tax purposes. A publicly offered RIC is a RIC whose Units are either (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. We anticipate that we will qualify as a publicly offered RIC after our first tax year, but there can be no assurance that we will in fact so qualify for any of our taxable years.

We are required to report the adjusted cost basis information for covered securities, which generally include Units of a RIC acquired after January 1, 2012, to the IRS and to taxpayers. Members should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

We may be required to withhold federal income tax (“backup withholding”) from all distributions to any non-corporate U.S. Member (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such Member is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such Member has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. Member’s federal income tax liability, and may entitle such Member to a refund, provided that proper information is timely provided to the IRS.

Taxation of Non-U.S. Members

Whether an investment in our Units is appropriate for a Non-U.S. Member will depend upon that person’s particular circumstances. An investment in our Units by a Non-U.S. Member may have adverse tax consequences. Non-U.S. Members should consult their tax advisers before investing in our Units.

Distributions of our investment company taxable income to Non-U.S. Members (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. Members directly) will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. Member, we will not be required to withhold federal tax if the Non-U.S. Member complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. Member that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

In addition, with respect to certain distributions made by RICs to Non-U.S. Members in taxable years beginning before January 1, 2020, no withholding was required and the distributions generally were not subject to federal income tax if (i) the distributions were properly reported in a notice timely delivered to our Members as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions were derived from sources specified in the Code for such dividends and (iii) certain other requirements were satisfied. No assurance can be given as to whether legislation will be enacted to extend the application of this provision to taxable years of RICs beginning on or after January 1, 2020. In addition, no assurance can be provided that any of our distributions will be reported as eligible for this exemption from withholding even if extended.

Actual or deemed distributions of our net capital gains to a Non-U.S. Member, and gains realized by a Non-U.S. Member upon the sale of our Units, will not be subject to federal withholding tax and generally will not be subject to U.S. federal income tax unless (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. Member and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. Member in the United States, or such Non-U.S. Member in the United States or (ii) in the case of an individual Member, the Member is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the distributions or gains and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. Member will be entitled to a U.S. federal income tax credit or tax refund equal to the Member’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. Member must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. Member would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. Member, distributions (both actual and deemed), and gains realized upon the sale of our Units that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the Units may not be appropriate for a Non-U.S. Member.

A Non-U.S. Member who is a non-resident alien individual, and who is otherwise subject to U.S. federal withholding tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. Member provides us or the dividend paying agent with an IRS Form W-8BEN or IRS Form W-8BEN-E (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. Member or otherwise establishes an exemption from backup withholding.

Under legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” a 30% withholding tax is imposed on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners). The types of income subject to the tax include U.S. source interest and dividends paid after June 30, 2020 and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends paid after December 31, 2016. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, a 30% withholding tax is also imposed on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. When these provisions become effective, depending on the status of a Non-U.S. Member and the status of the intermediaries through which they hold their Units, Non-U.S. Members could be subject to this 30% withholding tax with respect to distributions on their Units and proceeds from the sale of their Units. Under certain circumstances, a Non-U.S. Member might be eligible for refunds or credits of such taxes.

Non-U.S. Members may also be subject to U.S. estate tax with respect to their investment in our Units.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the Units.

Failure to Qualify as a RIC

If we fail to satisfy the 90% Income Test or the Diversification Tests for any taxable year, we may nevertheless continue to qualify as a RIC for such year if certain relief provisions are applicable (which may, among other things, require us to pay certain corporate-level federal taxes or to dispose of certain assets).

If we were unable to qualify for treatment as a RIC and the foregoing relief provisions are not applicable, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our Members. Distributions would not be required, and any distributions made would be taxable to our Members as ordinary dividend income that, subject to certain limitations, may be eligible for the 20% maximum rate to the extent of our current and accumulated earnings and profits provided certain holding period and other requirements were met. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the Member’s tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the non qualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent 10 years (or shorter applicable period), unless we made a special election to pay corporate-level tax on such built-in gain at the time of our requalification as a RIC.

REGULATION

Prior to commencing this IPO, we will elect to be regulated as a closed-end fund under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between closed-end funds and their affiliates, principal underwriters and affiliates of those affiliates or underwriters. The 1940 Act requires that a majority of our managers be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a closed-end fund unless approved by a majority of our outstanding voting securities.

The 1940 Act defines “a majority of the outstanding voting securities” as the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of our outstanding voting securities are present or represented by proxy or (ii) 50% of our voting securities.

We will generally not be able to issue and sell our Units at a price per Unit, after deducting selling discounts and commissions, that is below our net asset value per Unit. We may, however, sell our Units, or warrants, options or rights to acquire our Units, at a price below the then-current net asset value of our Units if our board of managers determines that such sale is in our best interests and the best interests of our Members, and our Members approve such sale. In addition, we may generally issue new our Units at a price below net asset value per Unit in rights offerings to existing Members, in payment of dividends and in certain other limited circumstances.

As a closed-end fund, we will be subject to certain regulatory restrictions in negotiating certain investments with entities with which we may be prohibited from doing so with certain affiliates under the 1940 Act, such as AEII and their affiliates.

Qualifying Assets

Under the 1940 Act, a closed-end fund may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as “qualifying assets,” unless, at the time the acquisition is made, qualifying assets represent at least 70% of the Company’s total assets. The principal categories of qualifying assets relevant to our business are any of the following:

1.	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

a.	is organized under the laws of, and has its principal place of business in, the United States;

b.	is not an investment company (other than a small business investment company wholly owned by the closed-end fund) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

c.	satisfies any of the following:

i.	does not have any class of securities that is traded on a national securities exchange;

ii.	has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

iii.	is controlled by a closed-end fund or a group of companies including a closed-end fund and the closed-end fund has an affiliated person who is a director of the eligible portfolio company; or

iv.	is a small and solvent company having total assets of not more than $4.0 million and capital and surplus of not less than $2.0 million.

2.	Securities of any eligible portfolio company that we control.

3.	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

4.	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

5.	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

6.	Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

In addition, a closed-end fund must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Managerial Assistance to Portfolio Companies

In order to count portfolio securities as qualifying assets for the purpose of the 70% test, we must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where we purchase such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby we, through our Adviser, managers, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. AEII will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of debt and one class of stock senior to our Units if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our Members or the repurchase of such securities or Units unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors—Risks Related to Our Investments” and “Risk Factors—Risks Related to Our Operations As A Closed-End Fund And A RIC.”

Code of Ethics

We and AEII each have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that, among other things, establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may read these codes of ethics at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, our code of ethics is available on our website at and on the EDGAR Database on the SEC’s Internet site at www.sec.gov.

You may also obtain a copy of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549.

Compliance Policies and Procedures

We and AEII each have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. Our chief compliance officer and the chief compliance officer of AEII are responsible for administering these policies and procedures.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to AEII. The proxy voting policies and procedures of AEII are set forth below. The guidelines are reviewed periodically by AEII and our non-interested managers, and, accordingly, are subject to change.

As an investment adviser registered under the Advisers Act, AEII will have a fiduciary duty to act solely in the best interests of its clients. As part of this duty, it recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

These policies and procedures for voting proxies for the investment advisory clients of AEII are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

AEII will vote proxies relating to our securities in the best interest of its clients’ Members. It will review on a case-by-case basis each proposal submitted for a Member vote to determine its impact on the portfolio securities held by its clients. Although AEII will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

The proxy voting decisions of AEII are made by the senior officers who are responsible for monitoring each of its clients’ investments. To ensure that its vote is not the product of a conflict of interest, it will require that: (a) anyone involved in the decision-making process disclose to its chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision making process or vote administration are prohibited from revealing how AEII intends to vote on a proposal in order to reduce any attempted influence from interested parties.

You may obtain information, without charge, regarding how AEII voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Executive Officer, c/o AEII, 116 Franklin Street, Rocky Mount, North Carolina 27804 or by calling us at (252) 984-3800.

Other

We will be periodically examined by the SEC for compliance with the 1940 Act.

We will be required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a closed-end fund, we are prohibited from protecting any manager or officer against any liability to us or our Members arising from willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such a person’s office.

Securities Exchange Act and Sarbanes-Oxley Act Compliance

We are subject to the reporting and disclosure requirements of the Exchange Act, including the filing of quarterly, annual, and current reports, proxy statements and other required items. In addition, we are subject to the Sarbanes-Oxley Act, which imposes a wide variety of regulatory requirements on publicly held companies and their insiders. Many of these requirements affect us. For example:

●	pursuant to Rule 13a-14 of the Exchange Act, our chief executive officer and chief financial officer will be required to certify the accuracy of the financial statements contained in our periodic reports;

●	pursuant to Item 307 of Regulation S-K, our periodic reports will be required to disclose our conclusions about the effectiveness of our disclosure controls and procedures; and

●	pursuant to Rule 13a-15 of the Exchange Act, our management will be required to prepare a report regarding its assessment of our internal control over financial reporting.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We intend to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith. In addition, we intend to voluntarily comply with Section 404(b) of the Sarbanes-Oxley Act, and will engage our independent registered public accounting firm to audit our internal control over financial reporting.

PLAN OF DISTRIBUTION

We have entered into an underwriting agreement with                  , as representative of the several underwriters named therein, with respect to our Units in this IPO. Under the terms and subject to the conditions contained in the underwriting agreement, we have agreed to issue and sell to the public through the underwriters, and the underwriters have agreed to offer and sell, up to             our Units, on a best efforts basis.

The underwriting agreement provides that the obligation of the underwriters to arrange for the offer and sale of our Units, on a best efforts basis, is subject to certain conditions precedent, including but not limited to (1) receipt of a listing approval letter from The Nasdaq Stock Market, (2) delivery of legal opinions and (3) delivery of auditor comfort letters. The underwriters are under no obligation to purchase any our Units for their own account. As a “best efforts” offering, there can be no assurance that the IPO contemplated hereby will ultimately be consummated, or even if consummated that we will in fact obtain a listing on The Nasdaq Stock Market. The underwriters may, but are not obligated to, retain other selected dealers that are qualified to offer and sell the Units and that are members of the Financial Industry Regulatory Authority, Inc. The underwriters propose to offer the Units to investors at the public offering prices less the underwriting discounts and commissions set forth on the cover of this prospectus. There is no arrangement for funds to be received in escrow, trust or similar arrangement.

The following table summarizes the compensation and estimated expenses we will pay:

	Per Share	Total
Public offering price	$	$
Underwriting discounts and commissions	$	$
Proceeds, before expenses, to us	$	$

We have agreed to pay a non-accountable expense allowance to the representative of the underwriters equal to % of the gross proceeds received in the IPO. In addition to the % non-accountable expense allowance, we have also agreed to pay or reimburse the representative of the underwriters for certain of the representative’s expenses relating to the IPO in a maximum amount of $ for such expenses, including all actual fees and expenses incurred by the representative in connection with basic preliminary due diligence costs in an amount not to exceed $ in the aggregate, and up to $ of the representative’s actual accountable “road show” expenses for the IPO. In addition, we have agreed to reimburse the fees and expenses of the representative’s legal counsel in an amount not to exceed $ . We estimate that our share of the total expenses of this IPO, excluding underwriting commissions and reimbursement of expenses described above, will be approximately $ .

A prospectus in electronic format may be made available on the websites maintained by one or more underwriters participating in this IPO. The underwriters may agree to allocate a number of Units to underwriters for sale to their online brokerage account holders. Internet distributions will be allocated by the representatives to underwriters and selling group members that may make Internet distributions on the same basis as other allocations.

We have agreed that we will not: (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Units of capital stock of the Company or any securities convertible into or exercisable or exchangeable for Units of capital stock of the Company; (ii) file or cause to be filed any registration statement with the Commission relating to the offering of any Units of capital stock of the Company or any securities convertible into or exercisable or exchangeable for Units of capital stock of the Company; or (iii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of capital stock of the Company, whether any such transaction described in clause (i), (ii) or (iii) above is to be settled by delivery of Units of capital stock of the Company or such other securities, in cash or otherwise, in each case without the prior consent of the representative for a period of 180 days after the date of this prospectus, other than (A) the our Units to be sold hereunder, (B) the issuance by the Company of our Units upon the exercise of a stock option or warrant or the conversion of a security outstanding on the date of this IPO, hereafter issued pursuant to the Company’s currently existing or hereafter adopted equity compensation plans or employment or consulting agreements or arrangements of which the representative has been advised in writing or which have been filed with the Commission, (C) the issuance by the Company of stock options or Units of capital stock of the Company under any currently existing or hereafter adopted equity compensation plan or employment/consulting agreements or arrangements of the Company, or (D) the our Units to be issued in connection with our investment in target RIA firms; provided such amount does not exceed % of the outstanding Units of the Company.

A condition to the sale of our Units in this IPO is that the underwriters sell a minimum aggregate amount of Units, yielding gross proceeds, before underwriting discounts and commissions, of $3 million. Prior to the sale of such amounts, the proceeds from this IPO shall be kept by the underwriters in escrow accounts with , which shall be released to the Company once such minimum amount of Units are sold. The escrowed proceeds shall accrue no interest prior to release. If the minimum amount of Units is not sold prior to , all escrowed proceeds shall be returned to investors.

Our managers and executive officers and substantially all of our Members have entered into lock-up agreements with the underwriters prior to the commencement of this IPO, pursuant to which each of these persons or entities, with limited exceptions, for a period of 180 days after the date of this prospectus, may not, without the prior written consent of the representative, (i) sell, offer to sell, contract or agree to sell, hypothecate, assign, transfer, pledge, grant any option to purchase or otherwise dispose of, or announce the intention to otherwise dispose of, directly or indirectly, any our Units (including, without limitation, Units which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations promulgated under the Securities Act, as the same may be amended or supplemented from time to time (such Units, the “Beneficially Owned Units”)) or securities convertible into or exercisable or exchangeable for our Units, or any warrants or other rights to purchase, the foregoing (ii) enter into any swap, hedge or similar agreement or arrangement that transfers in whole or in part, the economic risk of ownership of the Beneficially Owned Units or securities convertible into or exercisable or exchangeable for our Units, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or (iii) engage in any short selling of the our Units or securities convertible into or exercisable or exchangeable for our Units, or (iv) publicly announce an intention to effect any transaction specified in clause (i) or (ii) above.

The restrictions described in the immediately preceding paragraph are subject to certain exceptions as more fully described in the lock-up agreements.

We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act.

We will in the future apply to have our Units approved for listing/quotation on The Nasdaq Stock Market under the symbol “ .” If the application is approved, trading of our Units on The Nasdaq Stock Market is expected to begin within 5 days after the date of initial listing acceptance of the Units. We will consummate and close this IPO without a listing approval letter from The Nasdaq Stock Market.

Prior to the future IPO, there will have been no public market for our Units. The initial public offering price will be determined by negotiations between us and the representatives of the stock exchange. In determining the initial public offering price, we and the representatives of the underwriters will consider a number of factors, including:

●	the information set forth in this prospectus and otherwise available to the representatives;

●	our prospects and the history and prospects for the industry in which we compete;

●	an assessment of our management;

●	our prospects for future earnings;

●	the general condition of the securities markets at the time of this IPO;

●	the recent market prices of, and demand for, publicly traded Units of generally comparable companies; and

●	other factors deemed relevant by the underwriters and us.

Neither we nor the stock exchange can assure investors that an active trading market will develop for our Units, or that the Units will trade in the public market at or above the initial public offering price.

Supplemental Sales Material

In addition to this prospectus, we intend to use supplemental sales material in connection with the IPO, although only when accompanied by or preceded by the delivery of the prospectus, as supplemented. We will submit all supplemental sales material to the SEC for review prior to distributing such material. The supplemental sales material does not contain all of the information material to an investment decision and should only be reviewed after reading the prospectus. The sales material expected to be used in permitted jurisdictions includes:

●	investor sales promotion brochures;

●	cover letters transmitting the prospectus;

●	brochures containing a summary description of this IPO;

●	fact sheets describing the general nature of the Company and our investment objective;

●	asset flyers describing our recent investments;

●	broker updates;

●	online investor presentations;

●	third-party article reprints;

●	website material;

●	electronic media presentations; and

●	client seminars and seminar advertisements and invitations.

All of the foregoing material will be prepared by AEII with the exception of the third-party article reprints, if any. In certain jurisdictions, some or all of such sales material may not be available. In addition, the sales material may contain certain quotes from various publications without obtaining the consent of the author or the publication for use of the quoted material in the sales material.

We are offering Units in this IPO only by means of this prospectus. Although the information contained in supplemental sales materials prepared by us will not conflict with any of the information contained in the prospectus, as supplemented, the supplemental materials, including any third-party reprints, do not purport to be complete and should not be considered a part of or as incorporated by reference in the prospectus, or the registration statement of which the prospectus is a part.

ALTERNATIVE INVESTMENTS

Financial planners generally recommend that investors hold a diversified investment portfolio, including traditional investments, such as Units, bonds and mutual funds, and alternative investments. The objective of this strategy is to reduce the overall portfolio risk and volatility of an investor’s wealth portfolio while achieving acceptable rates of return.

An investment in a listed or non-listed closed-end fund may be regarded as an alternative investment. The appropriate proportion of an investor’s wealth portfolio that should be held in alternative investments will vary from investor to investor. You should consult your financial advisor regarding asset allocation strategies.

As a wealth management strategy, a non-listed closed-end fund may be appropriate for certain investors for reasons that include:

●	Portfolio diversification. An investment in a non-listed closed-end fund may provide diversification between alternative and other forms of investments. It may also provide diversification among your alternative investments.

●	Access to private equity-type investing. A closed-end fund advised by an experienced manager may provide investors with access to investments typically associated with private equity investing.

●	Distributions. A closed-end fund frequently authorizes and declares regular cash distributions. In addition, a closed-end fund that also elects to be treated as a RIC must distribute at least 90% of its investment company taxable income.

●	Potential for capital growth. closed-end funds may offer the potential for growth of invested capital as the result of reinvesting the proceeds from earlier investments to compound the return achieved from such earlier investments.

●	Secured Loans. closed-end funds like ours may invest in loans that are secured by all of the portfolio company’s assets.

●	Potential inflation and recession hedge. The loans that are typically made by closed-end funds to targets are based on a floating rate of interest that typically may rise in conjunction with higher inflation, which can benefit transactions that are closed prior to or at the beginning of inflationary periods. In a recession, credit may tighten as traditional financing sources increase financing standards and/or stop providing financing altogether. This could increase the pool of favorable investments for debt-focused closed-end funds that have capital on hand to invest.

●	Tax advantages. closed-end funds that elect to be treated as a RIC generally do not pay corporate-level federal income taxes on income that is distributed to Members, which enhances the after-tax return that investors receive from investments in such closed-end funds. See “Material U.S. Federal Income Tax Consequences.”

We expect to exhibit some or all of the characteristics described above. Before considering any investment in our Units, you should first consult with your financial advisor and read and understand this prospectus, including the section entitled “Risk Factors.”

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by [●]. The address of the custodian is: [●]. [●] will act as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is [ ] telephone number: [●].

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we intend to generally acquire and dispose of our investments in privately negotiated transactions, we expect to infrequently use brokers in the normal course of our business. Subject to policies established by our board of managers, AEII is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. AEII does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While AEII will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, AEII may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if AEII determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters regarding the Units offered hereby have been passed upon for us by Maslon LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audited balance sheet of AEII, Inc. as of [●] , 2021 appearing in this prospectus and registration statement has been audited by [●], [●] independent registered public accounting firm, as set forth in its report thereon appearing elsewhere herein, and is included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our Units offered by this prospectus. The registration statement contains additional information about us and the Units being offered by this prospectus.

Any Member and its designated representative are permitted access to our records to which it is entitled under applicable law at all reasonable times and may inspect and copy any of them for a reasonable charge. Please see our certificate of formation and LLC Agreement for additional information regarding Members’ right to access our records.

We will file with or submit to the SEC annual, quarterly, and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

PRIVACY NOTICE

We are committed to protecting your privacy. This privacy notice explains the privacy policies of AEII. and its affiliated companies. This notice supersedes any other privacy notice you may have received from AEII.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, number of Units you hold and your tax identification number (social security number or employer identification number). This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law.

We do not share this information with any non-affiliated third party except as described below.

●	Authorized Employees of AEII and AE. It is our policy that only authorized officers and employees of AEII, AE and their affiliates who need to know your personal information will have access to it.

●	Service Providers. We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

●	Courts and Government Officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

INDEX TO FINANCIAL STATEMENTS*

*To be provided by amendment

F-1

You should rely only on the information contained in this prospectus. No dealer, salesperson or other individual has been authorized to give any information or to make any representations that are not contained in this prospectus. If any such information or statements are given or made, you should not rely upon such information or representation. This prospectus does not constitute an offer to sell any securities other than those to which this prospectus relates, or an offer to sell, or a solicitation of an offer to buy, to any person in any jurisdiction where such an offer or solicitation would be unlawful. This prospectus speaks as of the date set forth below. You should not assume that the delivery of this prospectus or that any sale made pursuant to this prospectus implies that the information contained in this prospectus will remain fully accurate and correct as of any time subsequent to the date of this prospectus.

Dealer Prospectus Delivery Obligation

Until                 , all dealers that effect transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

Up to Common Units of

Limited Liability Company Interests

Equal Access Portfolio LLC.

PRELIMINARY PROSPECTUS

[______], 2021

PART C

Other Information

Item 25. Financial Statements and Exhibits

(1) Financial Statements

The following financial statements of the Registrant, are included in Part A of this Registration Statement:

Page
Report of Independent Registered Public Accounting Firm	F-2*
Balance Sheet as of [●], 2021	F-3*
Notes to Financial Statements	F-4*

(2) Exhibits

(a)	Certificate of Formation of the Registrant.

(b)	Limited Liability Company Agreement of the Registrant*

(c)	Form of Distribution Reinvestment Plan.*

(d)	Form of Investment Advisory Agreement by and between the Registrant and Advisors Equity II, LLC.*

(e)	Form of Underwriting Agreement*

(f)	Form of Custodian Agreement.*

(g)(1)	Form of Escrow Agreement.*

(g)(2)	Form of Administration Agreement by and between the Registrant and Advisors Equity II, LLC*

(h)	Opinion of Maslon LLP.*

(i)(1)	Consent of Maslon LLP (included in Exhibit (1)*

(i)(2)	Consent of [Accounting firm].*

(j)	[Agreements with initial Members for initial capital]*

(k)(1)	Form of Code of Ethics of the Registrant.*

(k)(2)	Form of Code of Ethics of Advisors Equity II, LLC.*

*	To be filed by amendment.

Item 26. Marketing Arrangements

The information contained under the heading “Plan of Distribution” in this Registration Statement is incorporated herein by reference.

Item 27. Other Expenses of Issuance and Distribution

SEC registration fee		$10,582.70
FINRA filing fee	$	*
Blue sky expenses	$	*
Advertising and sales literature	$	*
Accounting fees and expenses	$	*
Legal fees and expenses	$	*
Printing	$	*
Seminars	$	*
Miscellaneous fees and expenses	$	*

Total	$	[ ]

*	To be completed by amendment.

The amounts set forth above, except for the SEC fees, are in each case estimated and assume that the Registrant sells all of the securities being registered by this registration statement. All of the expenses set forth above shall be borne by the Registrant.

Item 28. Persons Controlled by or Under Common Control

See “Management,” “Certain Relationships and Related Party Transactions” and “Control Persons and Principal Members” in the prospectus contained herein.

Item 29. Number of Holders of Securities

The following table sets forth the number of record holders of the Registrant’s Units at [●], 2021:

Title of Class	Number of Record Holders
Common stock, $0.001 par value	1

Item 30. Indemnification

Reference is made to Section [●] of the LLC Agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to managers, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a manager, officer or controlling person in the successful defense of an action suit or proceeding) is asserted by a manager, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is again public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Company will carry liability insurance for the benefit of its managers and officers (other than with respect to claims resulting from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office).

The Registrant has agreed to indemnify the underwriters against specified liabilities for actions taken in their capacities as such, including liabilities under the Securities Act.

Item 31. Business and Other Connections of Investment Advisers

A description of any other business, profession, vocation, or employment of a substantial nature in which AEII and each manager or executive officer of AEII, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of manager, officer, employee, partner or trustee, is set forth in the sections of the prospectus entitled “Management — Board of Managers and Executive Officers,” “Administration Agreement” and “Investment Advisory Agreement.” Additional information regarding AEII and its officers and managers is set forth in its Form ADV, as filed with the Securities and Exchange Commission, or the SEC, (SEC File No. 801-[●]), and is incorporated herein by reference.

Item 32. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Act, and the rules thereunder, are maintained at the offices of:

(1)	the Company, 116 Franklin Street, Rocky Mount, North Carolina 27804;

(2)	the Transfer Agent, [●];

(3)	the Custodian, [●];

(4)	the investment adviser, Advisors Equity II, LLC, c/o Advisors Equity II, LLC, 5965 Ashford Ln, Naples, FL 34110; and

(5)	the administrator, Advisors Equity LLC, c/o Advisors Equity II, LLC, 116 Franklin Street, Rocky Mount, North Carolina 27804.

Item 33. Management Services

Not Applicable.

Item 34. Undertakings

The Company hereby undertakes:

(1)	to suspend the offering of Units until the prospectus is amended if (i) subsequent to the effective date of this registration statement, the Company’s net asset value declines more than 10% from its net asset value as of the effective date of this registration statement, or (ii) the Company’s net asset value increases to an amount greater than the Company’s net proceeds as stated in the prospectus;

(2)	to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the “Securities Act”);

(ii)	to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this registration statement; and

(iii)	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in this registration statement;

(3)	that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(4)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(5)	that, for the purpose of determining liability under the Securities Act to any purchaser, if the Company is subject to Rule 430C [17 CFR 230.430C]: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act [17 CFR 230.497(b), (c), (d) or (e)] as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act [17 CFR 230.430A], shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

(6)	that for the purpose of determining liability of the Company under the Securities Act to any purchaser in the initial distribution of securities, the Company undertakes that in a primary offering of securities of the Company pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the Company will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(i)	any preliminary prospectus or prospectus of the Company relating to the offering required to be filed pursuant to Rule 497 under the Securities Act [17 CFR 230.497];

(ii)	the portion of any advertisement pursuant to Rule 482 under the Securities Act [17 CFR 230.482] relating to the offering containing material information about the Company or its securities provided by or on behalf of the Company; and

(iii)	any other communication that is an offer in the offering made by the Company to the purchaser.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Naples, State of Florida, on July 14, 2021.

Equal Access Portfolio LLC

By:	/s/ Edward Baker
Name:	Edward Baker
Title:	Chief Executive Officer

POWER OF ATTORNEY

The undersigned managers and officers of Advisors Equity II, LLC. hereby constitute and appoint Edward Baker with full power to act without the other and with full power of substitution and re-substitution, our true and lawful attorneys-in-fact with full power to execute in our name and on our behalf in the capacities indicated below, this Registration Statement on Form N-2 and any and all amendments thereto, including post-effective amendments to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and thereby ratify and confirm that all such attorneys-in-fact, or any of them, or their substitutes shall lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-2 has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Edward Baker	Chief Executive Officer, Chairman of the Board, Chief Financial Officer, Manager	July 14, 2021
Edward Baker	(principal executive officer and principal accounting and financial officer)